[USAA EAGLE LOGO]

                             USAA INVESTMENT TRUST
                           USAA EMERGING MARKETS FUND

                         SUPPLEMENT DATED JUNE 28, 2002
                               TO THE PROSPECTUS
                             DATED OCTOBER 1, 2001

     This supplement describes important changes affecting the USAA Emerging Markets Fund (Fund). These changes were proposed by USAA Investment Management Company (IMCO) and approved by the Fund's Board of Trustees (Board) as being in the best interests of the Fund's shareholders. If you have any questions regarding these changes, you should contact us at 1-800-531-8181.

REVISED INVESTMENT ADVISORY ARRANGEMENTS

     On June 26, 2002, the Board approved proposals by IMCO to restructure the manner in which the Fund's assets are managed by having one or more subadvisers directly manage the Fund's investments, subject to oversight by IMCO and the Board. Both IMCO and the Board believe that the use of one or more independent subadvisers can enhance Fund performance consistent with the investment objectives and strategies of the Fund.

     In order to implement these arrangements promptly, the Board terminated the existing investment advisory agreement between the Fund and IMCO (Former Agreement) and approved both a new interim investment advisory agreement with IMCO (Interim Agreement) and an interim investment subadvisory agreement (Interim Subadvisory Agreement) between IMCO and The Boston Company Asset Management, LLC (The Boston Company). These interim agreements, which took effect on June 28, 2002, were implemented without shareholder approval in accordance with Rule 15a-4 under the Investment Company Act of 1940, as amended.

     In determining to hire The Boston Company as a subadviser for the Fund, the Board considered numerous factors including, without limitation, the following: (1) the substantial amount of assets under The Boston Company's management; (2) the nearly 32 years of investment management experience, including investing in emerging markets; (3) the greater number of portfolio managers, analysts and investment professionals dedicated to The Boston Company's investment management activities; (4) the performance of accounts managed by The Boston Company with comparable strategies and objectives as the Fund; and (5) the performance of comparable accounts managed by The Boston Company against a relevant benchmark index.

     Under the Interim Agreement, IMCO serves as manager and investment adviser for the Fund and provides portfolio management oversight of the Fund's assets managed by The Boston Company, rather than directly managing the Fund's assets. The Fund pays IMCO the same advisory fee under the Interim Agreement that it paid under the Former Agreement. Under the Interim Subadvisory Agreement, The Boston Company directs the investment and reinvestment of the Fund's assets (as allocated by IMCO) for which IMCO, and not the Fund, pays The Boston Company an annual fee.

     Under Rule 15a-4, the Interim Agreement and the Interim Subadvisory Agreement typically will terminate 150 days after the date the Former Agreement terminated. Thus, the Board will ask shareholders to approve a new investment advisory agreement (Proposed Agreement) between the Fund and IMCO and an investment subadvisory agreement (Subadvisory Agreement) between IMCO and The Boston Company.

     The Proposed Agreement and Subadvisory Agreement will be submitted to shareholders of the Fund at a meeting that is expected to be held in the fall of 2002. The Proposed Agreement and Subadvisory Agreement will become effective upon shareholder approval. More information about the Proposed Agreement and the Subadvisory Agreement for the Fund will be provided to the Fund's shareholders in proxy solicitation materials that are expected to be mailed in July 2002.

     The Boston Company expects to realign the Fund's portfolio to reflect its proprietary investment techniques over the next several weeks. As a result, during this period, the Fund may experience higher portfolio turnover than normal and higher related transaction costs, including brokerage commissions. In addition, the Fund may realize capital gains when portfolio positions are sold. These realized capital gains may increase the Fund's taxable distributions for the current year.

     In comparing the Fund's average annual total returns to those of relevant securities market indices, the primary comparison will now be made to the MSCI Emerging Markets Index. This does not affect the Lipper Index being used in the calculation of the Fund's performance adjustment.

     In addition, certain investment policies of the Fund have been modified as set forth below.

     AS A RESULT OF THESE CHANGES, THE PROSPECTUS DATED OCTOBER 1, 2001 IS REVISED AS FOLLOWS.

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE FIRST TWO SENTENCES ON PAGE 2 OF THE PROSPECTUS.

USAA Investment Management Company (IMCO) manages this Fund and The Boston Company Asset Management, LLC (The Boston Company) serves as the investment subadviser for the Fund. For easier reading, IMCO and The Boston Company may be referred to as "we" or "us," as applicable, for portions of the prospectus that discuss investment strategies, techniques, and risks. For all other portions of the prospectus "we" or "us" solely refers to IMCO.

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE FIRST TWO SENTENCES OF THE SECOND PARAGRAPH UNDER THE HEADING "FUND MANAGEMENT" ON PAGE 10 OF THE PROSPECTUS.

We provide investment management services to the Fund pursuant to an Interim Investment Advisory Agreement (Interim Advisory Agreement). Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Trustees (Board). The Interim Advisory Agreement is expected to be in effect until the earlier of November 25, 2002 or the date upon which shareholders of the Fund approve a new investment advisory agreement between the Fund and us (New Advisory Agreement). It is expected that the New Advisory Agreement will be submitted to shareholders of the Fund for approval at a meeting that is expected to be held in the fall of 2002.

The Fund uses a "manager-of-managers" structure. Subject to shareholder approval of this structure, we are authorized to select (with approval of the Fund's independent Board members) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board as to whether each subadviser's agreement should be renewed, terminated or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without Board or shareholder approval.

DELETE THE SECTION ENTITLED "PORTFOLIO MANAGER" ON PAGE 11 OF THE PROSPECTUS AND INSERT THE FOLLOWING INFORMATION IN ITS PLACE.

We have entered into an interim investment subadvisory agreement with The Boston Company (Interim Subadvisory Agreement), under which The Boston Company provides day-to-day discretionary management of the Fund's assets in accordance with the Fund's investment objectives, policies, and restrictions, subject to the general supervision of the Fund's Board and IMCO. The Interim Subadvisory Agreement is expected to be in effect until the earlier of November 25, 2002 or the date upon which shareholders of the Fund approve a new investment subadvisory agreement between The Boston Company and IMCO (New Subadvisory Agreement). It is expected that the New Subadvisory Agreement will be submitted to shareholders of the Fund for approval at a meeting that is expected to be held in the fall of 2002.

The Boston Company is located at Mellon Financial Center, One Boston Place, Boston, MA 02108-4408. As of December 31, 2001, The Boston Company subadvised 35 mutual funds with assets under management of approximately $6.6 billion. The Boston Company is compensated by IMCO out of the amounts we receive from the Fund.

PORTFOLIO MANAGERS

The portfolio  managers are D. Kirk Henry,  CFA, and Carolyn M. Kedersha,  CFA,
CPA.

D. Kirk Henry is Senior Vice President and Co-Director of International Investments at The Boston Company. He serves as a portfolio manager of the
Emerging   Markets   Value  Equity   strategy.   In  addition  to  his  primary
responsibilities,   Kirk   continues  to  conduct   research  on  companies  in
Continental  Europe and Asia, with the exception of Japan. Prior to joining The
Boston   Company  in  1994,  he  was  an  Executive   Vice  President  at  Cseh
International & Associates Inc. Mr. Henry graduated with a BA in Human Biology from Stanford University. He received his MBA in Accounting/Finance from the University of Chicago and earned his CFA in 1986.

Carolyn M. Kedersha is Vice President of The Boston Company and serves as an international equity portfolio manager/security analyst. She conducts research on companies in the United Kingdom, Greece, Egypt, Turkey, Israel, Russia, and Latin America. Prior to joining The Boston Group in 1988, Carolyn worked for Kelso Management (an affiliate of Fidelity International). Ms. Kedersha graduated from George Washington University with a BA in Accounting and received an MBA with a concentration in International and Finance from Rutgers. She earned both a CFA and a CPA.

CHANGE OF SUBADVISERS

We have received an exemptive order from the Securities and Exchange Commission
(SEC) that permits us, with the approval of the Fund's Board, to appoint and replace subadvisers, enter into subadvisory agreements and amend subadvisory agreements on behalf of the Fund without shareholder approval. We will notify shareholders within 90 days after hiring any new subadviser for the Fund. Shareholder approval of this arrangement is required before we can rely on the SEC order.

ADD THE FOLLOWING TO THE END OF THE PARAGRAPH UNDER THE HEADING "MONEY MARKET INSTRUMENTS" IN APPENDIX B ON PAGE 27 OF THE PROSPECTUS.

The  Fund's  assets  also  may be  invested  in  money  market  funds  or other
short-term   investment   funds,  as  permitted   under   applicable  laws  and
regulations, including the Investment Company Act of 1940.


                                   * * * * *

                                                                     41799-0702

[USAA EAGLE LOGO]

                             USAA INVESTMENT TRUST
                          USAA BALANCED STRATEGY FUND

                         SUPPLEMENT DATED JUNE 28, 2002
                               TO THE PROSPECTUS
                             DATED OCTOBER 1, 2001
                          AS SUPPLEMENTED MAY 20, 2002

     This supplement describes important changes affecting the USAA Balanced Strategy Fund (Fund). These changes were proposed by USAA Investment Management Company (IMCO) and approved by the Fund's Board of Trustees (Board) as being in the best interests of the Fund's shareholders. If you have any questions regarding these changes, you should contact us at 1-800-531-8181.

REVISED INVESTMENT ADVISORY ARRANGEMENTS

     On June 26, 2002, the Board approved proposals by IMCO to restructure the manner in which the Fund's assets are managed by having one or more subadvisers directly manage the Fund's investments in equity securities, subject to oversight by IMCO and the Board. Both IMCO and the Board believe that the use of one or more independent subadvisers can enhance Fund performance consistent with the investment objectives and strategies of the Fund.

     In order to implement these arrangements promptly, the Board terminated the existing investment advisory agreement between the Fund and IMCO (Former Agreement) and approved both a new interim investment advisory agreement with IMCO (Interim Agreement) and an interim investment subadvisory agreement (Interim Subadvisory Agreement) between IMCO and Wellington Management Company, LLP (Wellington Management). These interim agreements, which took effect on June 28, 2002, were implemented without shareholder approval in accordance with Rule 15a-4 under the Investment Company Act of 1940, as amended.

     In determining to hire Wellington Management as a subadviser for the Fund, the Board considered numerous factors including, without limitation, the following: (1) the substantial amount of assets under Wellington Management's management; (2) the more than 70 years of investment management experience; (3) the greater number of portfolio managers, analysts and investment professionals dedicated to Wellington Management's investment management activities; (4) the performance of accounts managed by Wellington Management with comparable strategies and objectives as the Fund; and (5) the performance of comparable accounts managed by Wellington Management against a relevant benchmark index.

     Under the Interim Agreement, IMCO serves as manager and investment adviser for the Fund and provides portfolio management oversight of the portion of the Fund's assets managed by Wellington Management, rather than directly managing this portion of the Fund's assets. IMCO continues to directly manage the non-equity portions of the Fund's assets. The Fund pays IMCO the same advisory fee under the Interim Agreement that it paid under the Former Agreement. Under the Interim Subadvisory Agreement, Wellington Management directs the investment and reinvestment of the Fund's assets (as allocated by IMCO) for which IMCO, and not the Fund, pays Wellington Management an annual fee.

     Under Rule 15a-4, the Interim Agreement and the Interim Subadvisory Agreement typically will terminate 150 days after the date the Former Agreement terminated. Thus, the Board will ask shareholders to approve a new investment advisory agreement (Proposed Agreement) between the Fund and IMCO and an investment subadvisory agreement (Subadvisory Agreement) between IMCO and Wellington Management.

     The Proposed Agreement and Subadvisory Agreement will be submitted to shareholders of the Fund at a meeting that is expected to be held in the fall of 2002. The Proposed Agreement and Subadvisory Agreement will become effective upon shareholder approval. More information about the Proposed Agreement and the Subadvisory Agreement for the Fund will be provided to the Fund's shareholders in proxy solicitation materials that are expected to be mailed in July 2002.

     Wellington Management expects to realign the equity portion of the Fund's portfolio to reflect its proprietary investment techniques over the next several weeks. As a result, during this period, the Fund may experience higher portfolio turnover than normal and higher related transaction costs, including brokerage commissions. In addition, the Fund may realize capital gains when portfolio positions are sold. These realized capital gains may increase the Fund's taxable distributions for the current year.

     In comparing the Fund's average annual total returns to those of relevant securities market indices, an additional comparison will now be made to the Russell 3000 Index. This does not affect the Lipper Index being used in the calculation of the Fund's performance adjustment.

     In addition, certain investment policies of the Fund have been modified as set forth below.

     AS A RESULT OF THESE CHANGES, THE PROSPECTUS DATED OCTOBER 1, 2001, AS SUPPLEMENTED MAY 20, 2002, IS REVISED AS FOLLOWS.

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE FIRST TWO SENTENCES ON PAGE 2 OF THE PROSPECTUS.

USAA Investment Management Company (IMCO) manages this Fund and Wellington Management Company, LLP (Wellington Management) serves as the investment subadviser for the Fund's investments in equity securities. For easier reading, IMCO and Wellington Management may be referred to as "we" or "us," as applicable, for portions of the prospectus that discuss investment strategies, techniques, and risks. For all other portions of the prospectus "we" or "us" solely refers to IMCO. Please note that IMCO and Wellington Management are not affiliated other than as adviser and subadviser, respectively.

ADD THE FOLLOWING TWO BULLET POINTS TO THE ANSWER TO THE QUESTION "WHAT TYPES OF MONEY MARKET INSTRUMENTS ARE INCLUDED IN THE FUND'S PORTFOLIO?" ON PAGE 12 OF THE PROSPECTUS.

o        money market funds
o        short-term investment funds

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE FIRST TWO SENTENCES ON PAGE 13 OF THE PROSPECTUS.

We provide investment management services to the Fund pursuant to an Interim Investment Advisory Agreement (Interim Advisory Agreement). Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Trustees (Board). The Interim Advisory Agreement is expected to be in effect until the earlier of November 25, 2002 or the date upon which shareholders of the Fund approve a new investment advisory agreement between the Fund and us (New Advisory Agreement). It is expected that the New Advisory Agreement will be submitted to shareholders of the Fund for approval at a meeting that is expected to be held in the fall of 2000.

The Fund uses a "manager-of-managers" structure. Subject to shareholder approval of this structure, we are authorized to select (with approval of the Fund's independent Board members) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board as to whether each subadviser's agreement should be renewed, terminated or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without Board or shareholder approval.

We also are responsible for the day-to-day investment management of the portion of the Fund that invests in fixed income investments.

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE PARAGRAPH UNDER THE HEADING "STOCKS" ON PAGE 14 OF THE PROSPECTUS.

We have entered into an interim investment subadvisory agreement with Wellington Management (Interim Subadvisory Agreement), under which Wellington Management provides day-to-day discretionary management of the Fund's equity assets in accordance with the Fund's investment objectives, policies, and restrictions, subject to the general supervision of the Fund's Board and IMCO. The Interim Subadvisory Agreement is expected to be in effect until the earlier of November 25, 2002 or the date upon which shareholders of the Fund approve a new investment subadvisory agreement between Wellington Management and IMCO (New Subadvisory Agreement). It is expected that the New Subadvisory Agreement will be submitted to shareholders of the Fund for approval at a meeting that is expected to be held in the fall of 2002.

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of March 31, 2002, Wellington Management had investment management authority with respect to approximately $322 billion in assets. Wellington Management is compensated by IMCO out of the amounts IMCO receives from the Fund.

PORTFOLIO MANAGER

Matthew E. Megargel, CFA and Senior Vice President, joined Wellington Management in 1983 as a Global Industry Analyst. He began managing diversified client portfolios in 1990. Mr. Megargel received his BA in Economics from the University of North Carolina - Chapel Hill in 1979, and his MBA from the University of Virginia's Darden Graduate School of Business Administration in 1983.

CHANGE OF SUBADVISERS

We have received an exemptive order from the Securities and Exchange Commission
(SEC) that permits us, with the approval of the Fund's Board, to appoint and replace subadvisers, enter into subadvisory agreements and amend subadvisory agreements on behalf of the Fund without shareholder approval. We will notify shareholders within 90 days after hiring any new subadviser for the Fund. Shareholder approval of this arrangement is required before we can rely on the SEC order.

ADD THE FOLLOWING PARAGRAPH TO APPENDIX A ON PAGE 27 OF THE PROSPECTUS.

MONEY MARKET INSTRUMENTS

We may hold a certain portion of the Fund's assets in investment-grade, U.S. dollar-denominated debt securities that have remaining maturities of one year or less. Such securities may include U.S. government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. government securities, certificates of deposit, banker's acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates. The Fund's assets also may be invested in money market funds or other short-term investment funds, as permitted under applicable laws and regulations, including the Investment Company Act of 1940.


                                   * * * * *

                                                                     41795-0702

[USAA EAGLE LOGO]

                             USAA INVESTMENT TRUST
                       USAA GROWTH AND TAX STRATEGY FUND

                         SUPPLEMENT DATED JUNE 28, 2002
                               TO THE PROSPECTUS
                             DATED OCTOBER 1, 2001


     This supplement describes important changes affecting the USAA Growth and Tax Strategy Fund (Fund). These changes were proposed by USAA Investment Management Company (IMCO) and approved by the Fund's Board of Trustees (Board) as being in the best interests of the Fund's shareholders. If you have any questions regarding these changes, you should contact us at 1-800-531-8181.

REVISED INVESTMENT ADVISORY ARRANGEMENTS

     On June 26, 2002, the Board approved proposals by IMCO to restructure the manner in which the Fund's assets are managed by having one or more subadvisers directly manage the Fund's investments, in equity securities subject to oversight by IMCO and the Board. Both IMCO and the Board believe that the use of one or more independent subadvisers can enhance Fund performance consistent with the investment objectives and strategies of the Fund.

     In order to implement these arrangements promptly, the Board terminated the existing investment advisory agreement between the Fund and IMCO (Former Agreement) and approved both a new interim investment advisory agreement with IMCO (Interim Agreement) and an interim investment subadvisory agreement (Interim Subadvisory Agreement) between IMCO and Dresdner RCM Global Investors LLC (Dresdner). This interim agreement, which took effect on June 28, 2002, was implemented without shareholder approval in accordance with Rule 15a-4 under the Investment Company Act of 1940, as amended.

     In determining to hire Dresdner as a subadviser for the Fund, the Board considered numerous factors including, without limitation, the following: (1) the amount of assets under Dresdner's management and advice; (2) the greater number of portfolio managers, analysts and investment professionals dedicated to Dresdner's investment management activities; (3) the performance of accounts managed by Dresdner with comparable strategies and objectives as the Fund; and
(4) the performance of comparable accounts managed by Dresdner against a relevant benchmark index.

     Under the Interim Agreement, IMCO serves as manager and investment adviser for the Fund and provides portfolio management oversight of the Fund's assets managed by Dresdner, rather than directly managing this portion of the Fund's assets. IMCO continues to directly manage the non-equity portions of the Fund's assets. The Fund pays IMCO the same advisory fee under the Interim Agreement that it paid under the Former Agreement. Under the Interim Subadvisory
Agreement, Dresdner directs the investment and reinvestment of the Fund's assets (as allocated by IMCO) and determines the composition of such assets for which IMCO, and not the Fund, pays Dresdner an annual fee.

     Under Rule 15a-4, the Interim Agreement and the Interim Subadvisory Agreement typically will terminate 150 days after the date the Former Agreement terminated. Thus, the Board will ask shareholders to approve a new investment advisory agreement (Proposed Agreement) between the Fund and IMCO and an investment subadvisory agreement (Subadvisory Agreement) between IMCO and Dresdner.

     The Proposed Agreement and Subadvisory Agreement will be submitted to shareholders of the Fund at a meeting that is expected to be held in the fall of 2002. The Proposed Agreement and Subadvisory Agreement will become effective upon shareholder approval. More information about the Proposed Agreement and the Subadvisory Agreement for the Fund will be provided to the Fund's shareholders in proxy solicitation materials that are expected to be mailed in July 2002.

     Dresdner expects to realign the Fund's portfolio to reflect its investment techniques over the next several weeks. As a result, during this period, the Fund may experience higher portfolio turnover than normal and higher related transaction costs, including brokerage commissions. In addition, the Fund may realize capital gains when portfolio positions are sold. These realized capital gains may increase the Fund's taxable distributions for the current year.

     In comparing the Fund's average annual total returns to those of relevant securities market indices, an additional comparison will now be made to the Russell 1000 Growth Index. This does not affect the Lipper Index being used in the calculation of the Fund's performance adjustment.

     In addition, certain investment policies of the Fund have been modified as set forth below.

     AS A RESULT OF THESE CHANGES, THE PROSPECTUS DATED OCTOBER 1, 2001 IS REVISED AS FOLLOWS.

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE FIRST TWO SENTENCES ON PAGE 2 OF THE PROSPECTUS.

USAA Investment Management Company (IMCO) manages this Fund and Dresdner RCM Global Investors LLC (Dresdner) serves as the investment subadviser for the Fund. For easier reading, IMCO and Dresdner may be referred to as "we" or "us," as applicable, for portions of the prospectus that discuss investment strategies, techniques, and risks. For all other portions of the prospectus "we" or "us" solely refers to IMCO.

Delete the answer to the question "What types of tax-exempt money market instruments are included in the Fund's portfolio?" on page 14 of the Prospectus and insert the following.

The tax-exempt money market instruments in the portfolio are tax-exempt money market funds or debt securities like the type included in the Tax-Exempt Bonds category. Debt securities have remaining stated maturities at the time of purchase of one year or less or are subject to puts or similar demand features resulting in and effective maturity of one year or less.

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE FIRST TWO SENTENCES OF THE SECOND PARAGRAPH UNDER THE HEADING "FUND MANAGEMENT" ON PAGE 14 OF THE PROSPECTUS.

We provide investment management services to the Fund pursuant to an Interim Investment Advisory Agreement (Interim Advisory Agreement). Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Trustees (Board). The Interim Advisory Agreement is expected to be in effect until the earlier of November 25, 2002 or the date upon which shareholders of the Fund approve a new investment advisory agreement between the Fund and us (New Advisory Agreement). It is expected that the New Advisory Agreement will be submitted to shareholders of the Fund for approval at a meeting that is expected to be held in the fall of 2002.

The Fund uses a "manager-of-managers" structure. Subject to shareholder approval of this structure, we are authorized to select (with approval of the Fund's independent Board members) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board as to whether each subadviser's agreement should be renewed, terminated or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without Board or shareholder approval.

We also are responsible for the day-to-day investment management of the portion of the Fund that invests in fixed income investments.

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE PARAGRAPH UNDER THE HEADING "BLUE CHIP STOCKS" ON PAGE 16 OF THE PROSPECTUS.

We have entered into an interim investment subadvisory agreement with Dresdner (Interim Subadvisory Agreement), under which Dresdner directs the investment and reinvestment of the Fund's assets (as allocated by IMCO) and determines the composition of such assets in accordance with the Fund's investment objectives, policies, and restrictions, subject to the supervision of the Fund's Board and IMCO. The Interim Subadvisory Agreement is expected to be in effect until the earlier of November 25, 2002 or the date upon which shareholders of the Fund approve a new investment subadvisory agreement between Dresdner and IMCO (New Subadvisory Agreement). It is expected that the New Subadvisory Agreement will be submitted to shareholders of the Fund for approval at a meeting that is expected to be held in the fall of 2002.

Dresdner is located at 4 Embarcadero Center, San Francisco, CA 94111. As of March 31, 2002, Dresdner and its advisory affiliates had approximately $56.8 billion in assets under management and advice worldwide, including approximately $35.2 billion in assets under management and advice in San Francisco and $20.8 billion in assets under management in the Large Cap Growth Equity strategy. Dresdner is compensated by IMCO out of the amounts we receive from the Fund.

The Large-Cap Equity Portfolio Management Team is primarily responsible for the day-to-day management of the RCM Large-Cap Growth. The Large-Cap Equity Portfolio Management Team is comprised of a team of investment professionals including, but not limited to, Seth Reicher and Mary Bersot.

Seth A. Reicher, CFA, is Managing Director, Co-CIO, a Senior Portfolio Manager on the U.S. Large Cap Equity Portfolio Management Team, a member of Dresdner RCM's Global Investment Policy Committee, and leads the San Francisco Quantitative Equity Team. His investment experience began in 1986 as an Analyst and then Portfolio Manager at Associated Capital and later Capitalcorp Asset Management. There he developed and used fundamental and quantitative disciplines to manage equity portfolios. Mr. Reicher began at Dresdner in 1993 as a Quantitative Analyst and soon after became an Assistant Portfolio Manager to the Core Portfolio Management Team. In mid-1994 he was selected to work directly with William Price (Chairman and CIO) and as the leader of Dresdner Quantitative Team. He became a Director of Dresdner in June 1996 and a Portfolio Manager on the Core Portfolio Management Team in January 1997. Mr. Reicher is a Chartered Financial Analyst and a member of both the Security Analysts of San Francisco and the Association of Investment Management and
Research. Mr. Reicher received his BBA in Finance, cum laude, from the University of Massachusetts, Amherst and holds a Certificate in International Business from the University of Copenhagen, Denmark.

Mary Bersot is Managing Director, Co-CIO and Senior Portfolio Manager, U.S. Large Cap Equities. She had over 25 years experience managing equities before joining Dresdner in 1999 as a Director and Portfolio Manager on the U.S. Large Cap Equity Group management team. Her investment experience began in 1974 as a portfolio manager at Wells Fargo Bank where she managed investments for trusts, foundations, endowments and corporations. In 1986 she joined Citicorp Trust of California as a Vice President and Portfolio Manager and left there in 1990 to join McMorgan & Co. of San Francisco as a Senior Vice President where she contributed to the firm's ability to grow equity assets under management from $2 billion to $14 billion. While at McMorgan, Ms. Bersot managed Taft Hartley Funds as well as the balanced mutual fund, which maintained a four star rating by Morningstar. She is a member of the Security Analysts Society of San Francisco and the Association of Investment Management and Research. Ms. Bersot received her BA from the University of Oregon.

CHANGE OF SUBADVISERS

We have received an exemptive order from the Securities and Exchange Commission
(SEC) that permits us, with the approval of the Fund's Board, to appoint and replace subadvisers, enter into subadvisory agreements and amend subadvisory agreements on behalf of the Fund without shareholder approval. We will notify shareholders within 90 days after hiring any new subadviser for the Fund. Shareholder approval of this arrangement is required before we can rely on the SEC order.

                                   * * * * *

                                                                     41797-0702

[USAA EAGLE LOGO]

                             USAA INVESTMENT TRUST
                             USAA WORLD GROWTH FUND

                         SUPPLEMENT DATED JUNE 28, 2002
                               TO THE PROSPECTUS
                             DATED OCTOBER 1, 2001

     This supplement describes important changes affecting the USAA World Growth Fund (Fund). These changes were proposed by USAA Investment Management Company (IMCO) and approved by the Fund's Board of Trustees (Board) as being in the best interests of the Fund's shareholders. If you have any questions regarding these changes, you should contact us at 1-800-531-8181.

REVISED INVESTMENT ADVISORY ARRANGEMENTS

     On June 26, 2002, the Board approved proposals by IMCO to restructure the manner in which the Fund's assets are managed by having one or more subadvisers directly manage the Fund's investments, subject to oversight by IMCO and the Board. Both IMCO and the Board believe that the use of one or more independent subadvisers can enhance Fund performance consistent with the investment objectives and strategies of the Fund.

     In order to implement these arrangements promptly, the Board terminated the existing investment advisory agreement between the Fund and IMCO (Former Agreement) and approved both a new interim investment advisory agreement with IMCO (Interim Agreement) and an interim investment subadvisory agreement (Interim Subadvisory Agreement) between IMCO and MFS Investment Management
(MFS). These interim agreements, which took effect on June 28, 2002, were implemented without shareholder approval in accordance with Rule 15a-4 under the Investment Company Act of 1940, as amended.

     In determining to hire MFS as a subadviser for the Fund, the Board considered numerous factors including, without limitation, the following: (1) the substantial amount of assets under MFS's management; (2) the over 70 years of investment management experience, including investing in international stocks; (3) the greater number of portfolio managers, analysts and investment professionals dedicated to MFS's investment management activities; (4) the performance of accounts managed by MFS with comparable strategies and objectives as the Fund; and (5) the performance of comparable accounts managed by MFS against a relevant benchmark index.

     Under the Interim Agreement, IMCO serves as manager and investment adviser for the Fund and provides portfolio management oversight of the Fund's assets managed by MFS, rather than directly managing the Fund's assets. The Fund pays IMCO the same advisory fee under the Interim Agreement that it paid under the Former Agreement. Under the Interim Subadvisory Agreement, MFS directs the investment and reinvestment of the Fund's assets (as allocated by IMCO) for which IMCO, and not the Fund, pays MFS an annual fee.

     Under Rule 15a-4, the Interim Agreement and the Interim Subadvisory Agreement typically will terminate 150 days after the date the Former Agreement terminated. Thus, the Board will ask shareholders to approve a new investment advisory agreement (Proposed Agreement) between the Fund and IMCO and an investment subadvisory agreement (Subadvisory Agreement) between IMCO and MFS.

     The Proposed Agreement and Subadvisory Agreement will be submitted to shareholders of the Fund at a meeting that is expected to be held in the fall of 2002. The Proposed Agreement and Subadvisory Agreement will become effective upon shareholder approval. More information about the Proposed Agreement and the Subadvisory Agreement for the Fund will be provided to the Fund's shareholders in proxy solicitation materials that are expected to be mailed in July 2002.

     MFS expects to realign the Fund's portfolio to reflect its proprietary investment techniques over the next several weeks. As a result, during this period, the Fund may experience higher portfolio turnover than normal and higher related transaction costs, including brokerage commissions. In addition, the Fund may realize capital gains when portfolio positions are sold. These realized capital gains may increase the Fund's taxable distributions for the current year.

     In addition, certain investment policies of the Fund have been modified as set forth below.

     AS A RESULT OF THESE CHANGES, THE PROSPECTUS DATED OCTOBER 1, 2001 IS REVISED AS FOLLOWS.

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE FIRST TWO SENTENCES ON PAGE 2 OF THE PROSPECTUS.

USAA Investment Management Company (IMCO) manages this Fund and MFS Investment Management (MFS) serves as the investment subadviser for the Fund. For easier reading, IMCO and MFS may be referred to as "we" or "us," as applicable, for portions of the prospectus that discuss investment strategies, techniques, and risks. For all other portions of the prospectus "we" or "us" solely refers to IMCO.

INSERT THE FOLLOWING INFORMATION IN THE PLACE OF THE QUESTIONS "HOW ARE THE DECISIONS TO BUY AND SELL FOREIGN SECURITIES MADE?" AND "HOW ARE THE DECISIONS TO BUY AND SELL DOMESTIC SECURITIES MADE?" AND THE RESPONSES TO THESE QUESTIONS ON PAGE 8 OF THE PROSPECTUS.

Q    HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

A We seek to outperform the MSCI World Index by identifying investment opportunities that offer above-average growth at attractive valuations. Our investment philosophy is based on the tenet that security prices follow accelerating earnings or cash flow growth. MFS relies on Original ResearchSM by its global team of analysts to select high-quality companies that offer the best relative value across industries and countries.

     We intend to keep the Fund well diversified and manage risk by investing across several countries and a wide range of industries. Value is added through individual security selection of the "best ideas" identified by the analysis. Currency weightings fall out of this stock selection process and are typically not actively managed.

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE FIRST TWO SENTENCES OF THE SECOND PARAGRAPH UNDER THE HEADING "FUND MANAGEMENT" ON PAGE 8 OF THE PROSPECTUS.

We provide investment management services to the Fund pursuant to an Interim Investment Advisory Agreement (Interim Advisory Agreement). Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Trustees (Board). The Interim Advisory Agreement is expected to be in effect until the earlier of November 25, 2002 or the date upon which shareholders of the Fund approve a new investment advisory agreement between the Fund and us (New Advisory Agreement). It is expected that the New Advisory Agreement will be submitted to shareholders of the Fund for approval at a meeting that is expected to be held in the fall of 2002.

The Fund uses a "manager-of-managers" structure. Subject to shareholder approval of this structure, we are authorized to select (with approval of the Fund's independent Board members) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board as to whether each subadviser's agreement should be renewed, terminated or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without Board or shareholder approval.

DELETE THE SECTION ENTITLED "PORTFOLIO MANAGER" ON PAGE 10 OF THE PROSPECTUS AND INSERT THE FOLLOWING INFORMATION IN ITS PLACE.

We have entered into an interim investment subadvisory agreement with MFS (Interim Subadvisory Agreement), under which MFS provides day-to-day discretionary management of the Fund's assets in accordance with the Fund's investment objectives, policies, and restrictions, subject to the general supervision of the Fund's Board and IMCO. The Interim Subadvisory Agreement is expected to be in effect until the earlier of November 25, 2002 or the date upon which shareholders of the Fund approve a new investment subadvisory agreement between MFS and IMCO (New Subadvisory Agreement). It is expected that the New Subadvisory Agreement will be submitted to shareholders of the Fund for approval at a meeting that is expected to be held in the fall of 2002.

MFS, a registered investment adviser, is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. As of March 31, 2002, net assets under the management of MFS were approximately $136.2 billion. MFS is located at 500 Boylston Street, Boston, MA 02116.

PORTFOLIO MANAGER

David R. Mannheim, Senior Vice President and Global Equity Portfolio Manager, has 18 years investment management experience and has worked for MFS for 14 years. He served as a Lending Officer for Midlantic National Bank from July 1982 to August 1986. Mr. Mannheim holds a Master's of Science degree in Management from the Massachusetts Institute of Technology and a Bachelor's degree in Economics from Amherst College.

CHANGE OF SUBADVISERS

We have received an exemptive order from the Securities and Exchange Commission
(SEC) that permits us, with the approval of the Fund's Board, to appoint and replace subadvisers, enter into subadvisory agreements and amend subadvisory agreements on behalf of the Fund without shareholder approval. We will notify shareholders within 90 days after hiring any new subadviser for the Fund. Shareholder approval of this arrangement is required before we can rely on the SEC order.

ADD THE FOLLOWING TO THE END OF THE PARAGRAPH UNDER THE HEADING "MONEY MARKET INSTRUMENTS" IN APPENDIX A ON PAGE 24 OF THE PROSPECTUS.

The  Fund's  assets  also  may be  invested  in  money  market  funds  or other
short-term   investment   funds,  as  permitted   under   applicable  laws  and
regulations, including the Investment Company Act of 1940.


                                   * * * * *

                                                                     41800-0702

[USAA EAGLE LOGO]

                             USAA INVESTMENT TRUST
                            USAA INTERNATIONAL FUND

                         SUPPLEMENT DATED JUNE 28, 2002
                               TO THE PROSPECTUS
                             DATED OCTOBER 1, 2001

     This supplement describes important changes affecting the USAA International Fund (Fund). These changes were proposed by USAA Investment Management Company (IMCO) and approved by the Fund's Board of Trustees (Board) as being in the best interests of the Fund's shareholders. If you have any questions regarding these changes, you should contact us at 1-800-531-8181.

REVISED INVESTMENT ADVISORY ARRANGEMENTS

     On June 26, 2002, the Board approved proposals by IMCO to restructure the manner in which the Fund's assets are managed by having one or more subadvisers directly manage the Fund's investments, subject to oversight by IMCO and the Board. Both IMCO and the Board believe that the use of one or more independent subadvisers can enhance Fund performance consistent with the investment objectives and strategies of the Fund.

     In order to implement these arrangements promptly, the Board terminated the existing investment advisory agreement between the Fund and IMCO (Former Agreement) and approved both a new interim investment advisory agreement with IMCO (Interim Agreement) and an interim investment subadvisory agreement (Interim Subadvisory Agreement) between IMCO and MFS Investment Management
(MFS). These interim agreements, which took effect on June 28, 2002, were implemented without shareholder approval in accordance with Rule 15a-4 under the Investment Company Act of 1940, as amended.

     In determining to hire MFS as a subadviser for the Fund, the Board considered numerous factors including, without limitation, the following: (1) the substantial amount of assets under MFS's management; (2) the more than 70 years of investment management experience, including investing in international stocks; (3) the greater number of portfolio managers, analysts and investment professionals dedicated to MFS's investment management activities; (4) the performance of accounts managed by MFS with comparable strategies and objectives as the Fund; and (5) the performance of comparable accounts managed by MFS against a relevant benchmark index.

     Under the Interim Agreement, IMCO serves as manager and investment adviser for the Fund and provides portfolio management oversight of the Fund's assets managed by MFS, rather than directly managing the Fund's assets. The Fund pays IMCO the same advisory fee under the Interim Agreement that it paid under the Former Agreement. Under the Interim Subadvisory Agreement, MFS directs the investment and reinvestment of the Fund's assets (as allocated by IMCO) for which IMCO, and not the Fund, pays MFS an annual fee.

     Under Rule 15a-4, the Interim Agreement and the Interim Subadvisory Agreement typically will terminate 150 days after the date the Former Agreement terminated. Thus, the Board will ask shareholders to approve a new investment advisory agreement (Proposed Agreement) between the Fund and IMCO and an investment subadvisory agreement (Subadvisory Agreement) between IMCO and MFS.

     The Proposed Agreement and Subadvisory Agreement will be submitted to shareholders of the Fund at a meeting that is expected to be held in the fall of 2002. The Proposed Agreement and Subadvisory Agreement will become effective upon shareholder approval. More information about the Proposed Agreement and the Subadvisory Agreement for the Fund will be provided to the Fund's shareholders in proxy solicitation materials that are expected to be mailed in July 2002.

     MFS expects to realign the Fund's portfolio to reflect its proprietary investment techniques over the next several weeks. As a result, during this period, the Fund may experience higher portfolio turnover than normal and higher related transaction costs, including brokerage commissions. In addition, the Fund may realize capital gains when portfolio positions are sold. These realized capital gains may increase the Fund's taxable distributions for the current year.

     In addition, certain investment policies of the Fund have been modified as set forth below.

     AS A RESULT OF THESE CHANGES, THE PROSPECTUS DATED OCTOBER 1, 2001 IS REVISED AS FOLLOWS.

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE FIRST TWO SENTENCES ON PAGE 2 OF THE PROSPECTUS.

USAA Investment Management Company (IMCO) manages this Fund and MFS Investment Management (MFS) serves as the investment subadviser for the Fund. For easier reading, IMCO and MFS may be referred to as "we" or "us," as applicable, for portions of the prospectus that discuss investment strategies, techniques, and risks. For all other portions of the prospectus "we" or "us" solely refers to IMCO.

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE ANSWER TO THE QUESTION "HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?" ON PAGE 8 OF THE PROSPECTUS.

We seek to perform the MSCI EAFE Index by identifying investment opportunities that offer above-average growth at attractive valuations. Our investment philosophy is based on the tenet that security prices follow accelerating earnings or cash flow growth. MFS relies on Original ResearchSM by its global team of analysts to select high-quality companies that offer the best relative value across industries and countries.

We intend to keep the Fund well diversified and manage risk by investing across several countries and a wide range of industries. Value is added through individual security selection of the best ideas identified by the analysts. Currency weightings fall out of this stock selection process and are typically not actively managed.

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE FIRST TWO SENTENCES OF THE SECOND PARAGRAPH UNDER THE HEADING "FUND MANAGEMENT" ON PAGE 8 OF THE PROSPECTUS.

We provide investment management services to the Fund pursuant to an Interim Investment Advisory Agreement (Interim Advisory Agreement). Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Trustees (Board). The Interim Advisory Agreement is expected to be in effect until the earlier of November 25, 2002 or the date upon which shareholders of the Fund approve a new investment advisory agreement between the Fund and us (New Advisory Agreement). It is expected that the New Advisory Agreement will be submitted to shareholders of the Fund for approval at a meeting that is expected to be held in the fall of 2002.

The Fund uses a "manager-of-managers" structure. Subject to shareholder approval of this structure, we are authorized to select (with approval of the Fund's independent Board members) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board as to whether each subadviser's agreement should be renewed, terminated or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without Board or shareholder approval.

DELETE THE SECTION ENTITLED "PORTFOLIO MANAGERS" ON PAGES 9-10 OF THE PROSPECTUS AND INSERT THE FOLLOWING INFORMATION IN ITS PLACE.

We have entered into an interim investment subadvisory agreement with MFS (Interim Subadvisory Agreement), under which MFS provides day-to-day discretionary management of the Fund's assets in accordance with the Fund's investment objectives, policies, and restrictions, subject to the general supervision of the Fund's Board and IMCO. The Interim Subadvisory Agreement is expected to be in effect until the earlier of November 25, 2002 or the date upon which shareholders of the Fund approve a new investment subadvisory agreement between MFS and IMCO (New Subadvisory Agreement). It is expected that the New Subadvisory Agreement will be submitted to shareholders of the Fund for approval at a meeting that is expected to be held in the fall of 2002.

MFS, a registered investment adviser, is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. As of March 31, 2002, net assets under the management of MFS were approximately $136.2 billion. MFS is located at 500 Boylston Street, Boston, MA 02116.

PORTFOLIO MANAGERS

David R. Mannheim, Senior Vice President and Global Equity Portfolio Manager, has 18 years investment management experience and has worked for MFS for 14 years. He served as a Lending Officer for Midlantic National Bank from July 1982 to August 1986. Mr. Mannheim holds a Master's of Science degree in Management from the Massachusetts Institute of Technology and a Bachelor's degree in Economics from Amherst College.

Marcus L. Smith, Vice President and Non-U.S. Equity Portfolio Manager, has 12 years of investment management experience and has worked for MFS for eight years. He served as a Senior Consultant for Andersen Consulting from August 1988 to August 1992. He holds a Master's in Finance from the University of Pennsylvania and a Bachelor's degree in Business Administration from Mount Union College.

CHANGE OF SUBADVISERS

We have received an exemptive order from the Securities and Exchange Commission
(SEC) that permits us, with the approval of the Fund's Board, to appoint and replace subadvisers, enter into subadvisory agreements and amend subadvisory agreements on behalf of the Fund without shareholder approval. We will notify shareholders within 90 days after hiring any new subadviser for the Fund. Shareholder approval of this arrangement is required before we can rely on the SEC order.

ADD THE FOLLOWING TO THE END OF THE PARAGRAPH UNDER THE HEADING "MONEY MARKET INSTRUMENTS" IN APPENDIX A ON PAGE 23 OF THE PROSPECTUS.

The  Fund's  assets  also  may be  invested  in  money  market  funds  or other
short-term   investment   funds,  as  permitted   under   applicable  laws  and
regulations, including the Investment Company Act of 1940.


                                   * * * * *

                                                                     41798-0702

[USAA EAGLE LOGO]

                             USAA INVESTMENT TRUST
                         USAA CORNERSTONE STRATEGY FUND

                         SUPPLEMENT DATED JUNE 28, 2002
                               TO THE PROSPECTUS
                             DATED OCTOBER 1, 2001
                       AS SUPPLEMENTED JANUARY, 1, 2002,
                      FEBRUARY 22, 2002 AND APRIL 5, 2002

     This supplement describes important changes affecting the USAA Cornerstone Strategy Fund (Fund). These changes were proposed by USAA Investment Management Company (IMCO) and approved by the Fund's Board of Trustees (Board) as being in the best interests of the Fund's shareholders. If you have any questions regarding these changes, you should contact us at 1-800-531-8181.

REVISED INVESTMENT ADVISORY ARRANGEMENTS

     On June 26, 2002, the Board approved proposals by IMCO to restructure the manner in which the Fund's assets are managed by having one or more subadvisers directly manage the Fund's investments in equity securities, subject to oversight by IMCO and the Board. Both IMCO and the Board believe that the use of one or more independent subadvisers can enhance Fund performance consistent with the investment objectives and strategies of the Fund.

     In order to implement these arrangements promptly, the Board terminated the existing investment advisory agreement between the Fund and IMCO (Former Agreement) and approved a new interim investment advisory agreement with IMCO (Interim Agreement) and interim investment subadvisory agreements (Interim Subadvisory Agreements), one between IMCO and Wellington Management Company, LLP (Wellington Management) and the other between IMCO and MFS Investment Management (MFS). These interim agreements, which took effect on June 28, 2002, were implemented without shareholder approval in accordance with Rule 15a-4 under the Investment Company Act of 1940, as amended.

     In determining to hire MFS as a subadviser for the Fund, the Board considered numerous factors including, without limitation, the following: (1) the substantial amount of assets under MFS's management; (2) the more than 70 years of investment management experience, including investing in international stocks; (3) the greater number of portfolio managers, analysts and investment professionals dedicated to MFS's investment management activities; (4) the performance of accounts managed by MFS with comparable strategies and objectives as the Fund; and (5) the performance of comparable accounts managed by MFS against a relevant benchmark index.

     In determining to hire Wellington Management as a subadviser for the Fund, the Board considered numerous factors including, without limitation, the following: (1) the substantial amount of assets under Wellington Management's management; (2) the over 70 years of investment management experience, including investing in real estate securities; (3) the greater number of portfolio managers, analysts and investment professionals dedicated to Wellington Management's investment management activities; (4) the performance of accounts managed by Wellington Management with comparable strategies and objectives as the Fund; and (5) the performance of comparable accounts managed by Wellington Management against a relevant benchmark index.

     Under the Interim Agreement, IMCO serves as manager and investment adviser for the Fund and provides portfolio management oversight of the Fund's equity assets managed by Wellington Management and MFS, rather than directly managing all of the Fund's assets. The Fund pays IMCO the same advisory fee under the Interim Agreement that it paid under the Former Agreement. Under the Interim Subadvisory Agreements, Wellington Management and MFS direct the investment and reinvestment of the Fund's assets (as allocated by IMCO) for which IMCO, and not the Fund, pays Wellington Management and MFS an annual fee.

     Under Rule  15a-4,  the  Interim  Agreement  and the  Interim  Subadvisory
Agreements typically will terminate 150 days after the date the Former Agreement terminated. Thus, the Board will ask shareholders to approve a new investment advisory agreement (Proposed Agreement) between the Fund and IMCO and investment subadvisory agreements (Subadvisory Agreement), one between IMCO and Wellington Management and the other between IMCO and MFS.

     The Proposed Agreement and Subadvisory Agreements will be submitted to shareholders of the Fund at a meeting that is expected to be held in the fall of 2002. The Proposed Agreement and Subadvisory Agreements will become effective upon shareholder approval. More information about the Proposed Agreement and the Subadvisory Agreements for the Fund will be provided to the Fund's shareholders in proxy solicitation materials that are expected to be mailed in July 2002.

     Wellington Management and MFS expect to realign the Fund's portfolio to reflect its proprietary investment techniques over the next several weeks. As a result, during this period, the Fund may experience higher portfolio turnover than normal and higher related transaction costs, including brokerage commissions. In addition, the Fund may realize capital gains when portfolio positions are sold. These realized capital gains may increase the Fund's taxable distributions for the current year.

     AS A RESULT OF THESE CHANGES, THE PROSPECTUS DATED OCTOBER 1, 2001, AS SUPPLEMENTED JANUARY 1, 2002, FEBRUARY 22, 2002, AND APRIL 5, 2002, IS REVISED AS FOLLOWS.

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE FIRST TWO SENTENCES ON PAGE 2 OF THE PROSPECTUS.

USAA Investment Management Company (IMCO) manages this Fund and Wellington Management Company, LLP (Wellington) and MFS Investment Management. (MFS) serve as the investment subadvisers for the Fund. For easier reading, IMCO, Wellington Management, and MFS may be referred to as "we" or "us," as applicable, for portions of the prospectus that discuss investment strategies, techniques, and risks. For all other portions of the prospectus "we" or "us" solely refers to IMCO. Please note that IMCO, Wellington Management and MFS are not affiliated other than their respective roles as adviser and subadvisers.

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE ANSWER TO THE QUESTION "HOW ARE THE DECISIONS TO BUY AND SELL INTERNATIONAL STOCKS MADE?" ON PAGE 11 OF THE PROSPECTUS.

We seek to perform the MSCI EAFE Index by identifying investment opportunities that offer above-average growth at attractive valuations. Our investment philosophy is based on the tenet that security prices follow accelerating earnings or cash flow growth. MFS relies on Original ResearchSM by its global team of analysts to select high-quality companies that offer the best relative value across industries and countries.

We intend to keep the Fund well diversified and manage risk by investing across several countries and a wide range of industries. Value is added through individual security selection of the best ideas identified by the analysts. Currency weightings fall out of this stock selection process and are typically not actively managed.

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE FIRST TWO SENTENCES OF THE SECOND PARAGRAPH UNDER THE HEADING "FUND MANAGEMENT" ON PAGE 14 OF THE PROSPECTUS.

We provide investment management services to the Fund pursuant to an Interim Investment Advisory Agreement (Interim Advisory Agreement). Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Trustees (Board). The Interim Advisory Agreement is expected to be in effect until the earlier of November 25, 2002 or the date upon which shareholders of the Fund approve a new investment advisory agreement between the Fund and us (New Advisory Agreement). It is expected that the New Advisory Agreement will be submitted to shareholders of the Fund for approval at a meeting that is expected to be held in the fall of 2002.

The Fund uses a "manager-of-managers" structure. Subject to shareholder approval of this structure, we are authorized to select (with approval of the Fund's independent Board members) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board as to whether each subadviser's agreement should be renewed, terminated or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without Board or shareholder approval.

We also are responsible for the day-to-day investment management of the portion of the Fund that invests in fixed income investments and precious metals and minerals investments.

DELETE "AND REAL ESTATE SECURITIES" FROM BOTH THE HEADING "PRECIOUS METALS AND MINERALS SECURITIES AND REAL ESTATE SECURITIES" AND THE PARAGRAPH UNDER THIS HEADING ON PAGE 15 OF THE PROSPECTUS.

DELETE THE SECTIONS UNDER THE HEADINGS "U.S. STOCKS" AND "INTERNATIONAL STOCKS" ON PAGE 16 OF THE PROSPECTUS AND INSERT THE FOLLOWING INFORMATION AFTER THE SECTION UNDER THE HEADING "U.S. GOVERNMENT SECURITIES" ON PAGE 16.

SUBADVISERS

We have entered into interim investment subadvisory agreements with Wellington Management and MFS (Interim Subadvisory Agreements), under which Wellington Management and MFS provide day-to-day discretionary management of certain of the Fund's assets in accordance with the Fund's investment objectives, policies, and restrictions, subject to the general supervision of the Fund's Board and IMCO. The Interim Subadvisory Agreements are expected to be in effect until the earlier of November 25, 2002 or the date upon which shareholders of the Fund approve new investment subadvisory agreements, one between Wellington Management and us and the other between MFS and IMCO (New Subadvisory Agreements). It is expected that the New Subadvisory Agreements will be submitted to shareholders of the Fund for approval at a meeting that is expected to be held in the fall of 2002.

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, MA 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of March 31, 2002, Wellington Management had investment management authority with respect to approximately $322 billion in assets.

MFS, a registered investment adviser, is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. As of March 31, 2002, net assets under the management of MFS were approximately $136.2 billion. MFS is located at 500 Boylston Street, Boston, MA 02116.

Wellington Management and MFS are compensated by IMCO out of the amounts IMCO receives from the Fund.

PORTFOLIO MANAGERS

U.S. STOCKS

Wellington Management

Matthew E. Megargel, CFA and Senior Vice President, joined Wellington Management in 1983 as a Global Industry Analyst. He began managing diversified client portfolios in 1990. Mr. Megargel received his BA in Economics from the University of North Carolina - Chapel Hill in 1979, and his MBA from the University of Virginia's Darden Graduate School of Business Administration in 1983.

James P. Hoffman, Vice President, is a Global Industry Analyst and Portfolio Manager and joined Wellington Management in 1997. Prior to joining the firm, he was with Everen Securities from 1995 to 1997. Mr. Hoffman received his MS in Real Estate Appraisal and Investment Analysis and a Bachelor's degree in Economics from the University of Wisconsin-Madison.

INTERNATIONAL STOCKS

MFS

David R. Mannheim, Senior Vice President and Global Equity Portfolio Manager, has 18 years investment management experience and has worked for MFS for 14 years. He served as a Lending Officer for Midlantic National Bank from July 1982 to August 1986. Mr. Mannheim holds a Master's of Science degree in Management from the Massachusetts Institute of Technology and a Bachelor's degree in Economics from Amherst College.

Marcus L. Smith, Vice President and Non-U.S. Equity Portfolio Manager, has 12 years investment management experience and has worked for MFS for 8 years. He served as a Senior Consultant for Andersen Consulting from August 1988 to August 1992. Mr. Smith holds a Master's in Finance from the University of Pennsylvania and a Bachelor's degree in Business Administration from Mount Union College.

CHANGE OF SUBADVISERS

We have received an exemptive order from the Securities and Exchange Commission
(SEC) that permits us, with the approval of the Fund's Board, to appoint and replace subadvisers, enter into subadvisory agreements and amend subadvisory agreements on behalf of the Fund without shareholder approval. We will notify shareholders within 90 days after hiring any new subadviser for the Fund. Shareholder approval of this arrangement is required before we can rely on the SEC order.

ADD THE FOLLOWING PARAGRAPH TO APPENDIX A ON PAGE 29 OF THE PROSPECTUS.

MONEY MARKET INSTRUMENTS
We may hold a certain portion of the Fund's assets in investment-grade, U.S. dollar-denominated debt securities that have remaining maturities of one year or less. Such securities may include U.S. government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. government securities, certificates of deposit, banker's acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates. The Fund's assets also may be invested in money market funds or other short-term investment funds, as permitted under applicable laws and regulations, including the Investment Company Act of 1940.


                                   * * * * *

                                                                     41796-0702

USAA       USAA                                  STATEMENT OF
EAGLE      INVESTMENT                            ADDITIONAL INFORMATION
LOGO       TRUST                                 OCTOBER 1, 2001
                                                 AS SUPPLEMENTED JUNE 28, 2002

--------------------------------------------------------------------------------
                              USAA INVESTMENT TRUST



USAA INVESTMENT TRUST (the Trust) is a registered investment company offering shares of nine no-load mutual funds which are described in this Statement of Additional Information (SAI): the Growth and Tax Strategy Fund, Balanced Strategy Fund, Cornerstone Strategy Fund, Emerging Markets Fund, Precious Metals and Minerals Fund, International Fund, World Growth Fund, GNMA Trust, and Treasury Money Market Trust (collectively, the Funds). Each Fund is classified as diversified.

You may obtain a free copy of a prospectus dated October 1, 2001, as supplemented November 7, 2001, and June 28, 2002, for each Fund by writing to USAA Investment Trust, 9800 Fredericksburg Road, San Antonio, TX 78288, or by calling toll free 1-800-531-8181. The prospectus provides the basic information you should know before investing in the Funds. This SAI is not a prospectus and contains information in addition to and more detailed than that set forth in each Fund's prospectus. It is intended to provide you with additional information regarding the activities and operations of the Trust and the Funds, and should be read in conjunction with each Fund's prospectus.

The financial statements of the Funds and the Independent Auditors' Report thereon for the fiscal year ended May 31, 2001, are included in the accompanying Annual Report to Shareholders of that date and are incorporated herein by reference.


-------------------------------------------------------------------------------


                                TABLE OF CONTENTS


        PAGE
           2   Valuation of Securities
           3   Conditions of Purchase and Redemption
           3   Additional Information Regarding Redemption of Shares
           4   Investment Plans
           5   Investment Policies
          11   Special Risk Considerations
          12   Investment Restrictions
          13   Portfolio Transactions
          16   Description of Shares
          17   Tax Considerations
          18   Trustees and Officers of the Trust
          21   The Trust's Manager
          26   General Information
          26   Calculation of Performance Data
          28   Appendix A - Long-Term and Short-Term Debt Ratings
          30   Appendix B - Comparison of Portfolio Performance
          33 Appendix C - Dollar-Cost Averaging
          34 Appendix D - USAA Family of No-Load Mutual Funds

                             VALUATION OF SECURITIES




Shares of each Fund are offered on a continuing, best-efforts basis through USAA Investment Management Company (IMCO or the Manager). The offering price for shares of each Fund is equal to the current net asset value (NAV) per share. The NAV per share of each Fund is calculated by adding the value of all its portfolio securities and other assets, deducting its liabilities, and dividing by the number of shares outstanding.

     A Fund's NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

     The value of securities of each Fund (except Treasury Money Market Trust) is determined by one or more of the following methods:

     (1) Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are valued at the last quoted sales price, or the most recently determined closing price calculated according to local market convention, available at the time a Fund is valued. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

     (2) Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices at the time trading closes on the NYSE.

     (3) Debt securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value. Repurchase agreements are valued at cost.

     (4) Other debt and government securities are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.

     (5) Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value using methods determined by the Manager and, if applicable, in consultation with the investment subadviser for a Fund (Subadviser), under the general supervision of the Board of Trustees.

     Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of a Fund's NAV may not take place at the same time the price of certain securities held by a Fund are determined. In most cases, events affecting the values of portfolio securities that occur between the time their prices are determined and the close of normal trading on the NYSE on a day a Fund's NAV is calculated will not be reflected in a Fund's NAV. However, the Manager and, if applicable, the Subadvisers will monitor for events that would materially affect a Fund's NAV. If the Manager determines that a particular event would materially affect a Fund's NAV, then the Manager, under the general supervision of the Board of Trustees, will use all relevant, available information to determine a fair value for the affected portfolio securities.

     The value of the Treasury Money Market Trust's securities is stated at amortized cost, which approximates market value. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Trust would receive upon the sale of the instrument.

     The valuation of the Treasury Money Market Trust's portfolio instruments based upon their amortized cost is subject to the Fund's adherence to certain procedures and conditions. Consistent with regulatory requirements, the Manager will only purchase securities with remaining maturities of 397 days or less and will maintain a dollar-weighted average portfolio maturity of no more than 90 days. The Manager will invest only in securities that have been determined to present minimal credit risk and that satisfy the quality and diversification requirements of applicable rules and regulations of the Securities and Exchange Commission (SEC).

     The Board of Trustees has established procedures designed to stabilize the Treasury Money Market Trust's price per share, as computed for the purpose of sales and redemptions, at $1. There can be no assurance, however, that the Fund will at all times be able to maintain a constant $1 NAV per share. Such procedures include review of the Fund's holdings at such intervals as is deemed appropriate to determine whether the Fund's NAV calculated by using available market quotations deviates from $1 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event that it is determined that such a deviation exists, the Board of Trustees will take such corrective action as it regards as necessary and appropriate. Such action may include, among other options, selling portfolio instruments prior to maturity to the Manager or another party, withholding dividends, or establishing an NAV per share by using available market quotations.

                      CONDITIONS OF PURCHASE AND REDEMPTION

NONPAYMENT

If any order to purchase shares is canceled due to nonpayment or if the Trust does not receive good funds either by check or electronic funds transfer, USAA Shareholder Account Services (Transfer Agent) will treat the cancellation as a redemption of shares purchased, and you will be responsible for any resulting loss incurred by the Fund or the Manager. If you are a shareholder, the Transfer Agent can redeem shares from any of your accounts as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA Family of Funds. A $25 fee is charged for all returned items, including checks and electronic funds transfers.

TRANSFER OF SHARES

You may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred, the signatures of all registered owners, and all stock certificates, if any, which are the subject of transfer. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as divorce, marriage, or death. If a new account needs to be established, you must complete and return an application to the Transfer Agent.

              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

The value of your investment at the time of redemption may be more or less than the cost at purchase, depending on the value of the securities held in each Fund's portfolio. Requests for redemption that are subject to any special conditions or which specify an effective date other than as provided herein cannot be accepted. A gain or loss for tax purposes may be realized on the sale of shares, depending upon the price when redeemed.

     The Board of Trustees may cause the redemption of an account with a balance of less than $900, provided that (1) the value of such account has been reduced below the minimum initial investment required in such Fund at the time of the establishment of the account to less than $900 entirely for reasons other than market action, (2) the account has remained below the minimum initial investment for six months, and (3) 60 days' prior written notice of the proposed redemption has been sent to you. Shares will be redeemed at the NAV on the date fixed for redemption by the Board of Trustees. Prompt payment will be made by mail to your last known address.

     The Trust reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Trust normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Trust's investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Trust's shareholders.

     For the mutual protection of the investor and the Funds, the Trust may require a signature guarantee. If required, EACH signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual's commanding officer.

REDEMPTION BY CHECK

Shareholders in the Treasury Money Market Trust may request that checks be issued for their accounts. CHECKS MUST BE WRITTEN IN AMOUNTS OF AT LEAST $250.

     Checks issued to shareholders of the Treasury Money Market Trust will be sent only to the person in whose name the account is registered. The checks must be manually signed by the registered owner(s) exactly as the account is registered. For joint accounts the signature of either or both joint owners will be required on the check, according to the election made on the signature card. You will continue to earn dividends until the shares are redeemed by the presentation of a check.

     When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares from your account will be redeemed to cover the amount of a check. If the account balance is not adequate to cover the amount of a check, the check will be returned unpaid. Because the value of the account changes as dividends are accrued on a daily basis, checks may not be used to close an account.

     The checkwriting privilege is subject to the customary rules and regulations of State Street Bank and Trust Company (State Street Bank or the Custodian) governing checking accounts. There is no charge to you for the use of the checks or for subsequent reorders of checks.

     The Trust reserves the right to assess a processing fee against your account for any redemption check not honored by a clearing or paying agent. Currently, this fee is $25 and is subject to change at any time. Some examples of such dishonor are improper endorsement, checks written for an amount less than the minimum check amount, and insufficient or uncollectible funds.

     The Trust, the Transfer Agent, and State Street Bank each reserve the right to change or suspend the checkwriting privilege upon 30 days' written notice to participating shareholders.

     You may request that the Transfer Agent stop payment on a check. The Transfer Agent will use its best efforts to execute stop payment instructions, but does not guarantee that such efforts will be effective. The Transfer Agent will charge you $20 for each stop payment you request.

                                INVESTMENT PLANS

The Trust makes available the following investment plans to shareholders of all the Funds. At the time you sign up for any of the following investment plans that utilize the electronic funds transfer service, you will choose the day of the month (the effective date) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place on the last business day before the effective date. You may terminate your participation in a plan at any time. Please call the Manager for details and necessary forms or applications.

AUTOMATIC PURCHASE OF SHARES

INVESTART(R) - A no initial investment plan. With this plan the regular minimum initial investment amount is waived if you make monthly additions of at least $50 through electronic funds transfer from a checking or savings account.

INVESTRONIC(R) - The regular purchase of additional shares through electronic funds transfer from a checking or savings account. You may invest as little as $50 per month.

DIRECT PURCHASE SERVICE - The periodic purchase of shares through electronic funds transfer from a non-governmental employer, an income-producing investment, or an account with a participating financial institution.

DIRECT DEPOSIT PROGRAM - The monthly transfer of certain federal benefits to directly purchase shares of a USAA mutual fund. Eligible federal benefits include: Social Security, Supplemental Security Income, Veterans Compensation and Pension, Civil Service Retirement Annuity, and Civil Service Survivor Annuity.

GOVERNMENT ALLOTMENT - The transfer of military pay by the U.S. Government Finance Center for the purchase of USAA mutual fund shares.

AUTOMATIC PURCHASE PLAN - The periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000 in the money market fund, with a monthly transaction minimum of $50.

BUY/SELL SERVICE - The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account. You may initiate a "buy" or "sell" whenever you choose.

DIRECTED DIVIDENDS - If you own shares in more than one of the Funds in the USAA Family of Funds, you may direct that dividends and/or capital gain distributions earned in one fund be used to purchase shares automatically in another fund.

     Participation in these systematic purchase plans allows you to engage in dollar-cost averaging. For additional information concerning the benefits of dollar-cost averaging, see APPENDIX C.

SYSTEMATIC WITHDRAWAL PLAN

If you own shares having a net asset value of $5,000 or more in a single investment account (accounts in different Funds cannot be aggregated for this purpose) you may request that enough shares to produce a fixed amount of money be liquidated from the account monthly or quarterly. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, you may choose to have withdrawals electronically deposited at your bank or other financial institution. You may also elect to have checks mailed to a designated address.

     This plan may be initiated by depositing shares worth at least $5,000 with the Transfer Agent and by completing a Systematic Withdrawal Plan application, which may be requested from the Manager. You may terminate participation in the plan at any time. You are not charged for withdrawals under the Systematic Withdrawal Plan. The Trust will not bear any expenses in administering the plan beyond the regular transfer agent and custodian costs of issuing and redeeming shares. The Manager will bear any additional expenses of administering the plan.

     Withdrawals will be made by redeeming full and fractional shares on the date you select at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and distributions and, to this extent, will involve the use of principal and could reduce the dollar value of your investment and eventually exhaust the account. Reinvesting dividends and distributions helps replenish the account. Because share values and net investment income can fluctuate, you should not expect withdrawals to be offset by rising income or share value gains.

     Each redemption of shares may result in a gain or loss, which must be reported on your income tax return. Therefore, you should keep an accurate record of any gain or loss on each withdrawal.

TAX-DEFERRED RETIREMENT PLANS (NOT available in the Growth and Tax Strategy
Fund)

Federal taxes on current income may be deferred if you qualify for certain types of retirement programs. For your convenience, the Manager offers 403(b)(7) accounts and various forms of IRAs. You may make investments in one or any combination of the portfolios described in the prospectus of each Fund of USAA Investment Trust and USAA Mutual Fund, Inc.

     Retirement plan applications for the IRA and 403(b)(7) programs should be sent directly to USAA Shareholder Account Services, 9800 Fredericksburg Road, San Antonio, TX 78288. USAA Federal Savings Bank serves as Custodian of these tax-deferred retirement plans under the programs made available by the Manager. Applications for these retirement plans received by the Manager will be forwarded to the Custodian for acceptance.

     An administrative fee of $20 is deducted from the money sent to you after closing an account. Exceptions to the fee are: partial distributions, total transfer within USAA, and distributions due to disability or death. This charge is subject to change as provided in the various agreements. There may be additional charges, as mutually agreed upon between you and the Custodian, for further services requested of the Custodian.

     Each employer or individual establishing a tax-deferred retirement plan is advised to consult with a tax adviser before establishing the plan. You may obtain detailed information about the plans from the Manager.

                               INVESTMENT POLICIES

     The sections captioned WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND MAIN STRATEGY? and FUND INVESTMENTS in each Fund's prospectus describe the fundamental investment objective(s) and the investment policies applicable to each Fund. Each Fund's objective(s) cannot be changed without shareholder approval. The following is provided as additional information.

SECTION 4(2) COMMERCIAL PAPER AND RULE 144A SECURITIES

The Balanced Strategy may invest in commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (Section 4(2) Commercial Paper). Section 4(2) Commercial Paper is restricted as to disposition under the federal securities laws; therefore, any resale of Section 4(2) Commercial Paper must be effected in a transaction exempt from registration under the Securities Act of 1933. Section 4(2) Commercial Paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) Commercial Paper, thus providing liquidity.

     Each Fund, except the GNMA Trust and the Treasury Money Market Trust, may also purchase restricted securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the Securities Act of 1933 (Rule 144A Securities). Rule 144A provides a non-exclusive safe harbor from the registration requirements of the Securities Act of 1933 for resales of certain securities to institutional investors.

MUNICIPAL LEASE OBLIGATIONS

The Balanced Strategy and Growth and Tax Strategy Funds may invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, lease obligations). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation.

     Certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Manager or the applicable Subadviser will consider: (1) the credit quality of the obligor; (2) whether the underlying property is essential to a governmental function; and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.

LIQUIDITY DETERMINATIONS

The Board of Trustees has established guidelines pursuant to which Municipal Lease Obligations, Section 4(2) Commercial Paper and Rule 144A Securities, and certain restricted debt securities that are subject to unconditional put or demand features exercisable within seven days (Restricted Put Bonds) may be determined to be liquid for purposes of complying with SEC limitations applicable to each Fund's investments in illiquid securities. In determining the liquidity of Municipal Lease Obligations, Section 4(2) Commercial Paper and Rule 144A Securities, the Manager or the applicable Subadviser will consider the following factors, among others, established by the Board of Trustees: (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) dealer undertakings to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. Additional factors considered by the Manager or the applicable Subadviser in determining the liquidity of a municipal lease obligation are: (1) whether the lease obligation is of a size that will be attractive to institutional investors, (2) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor, and (3) such other factors as the Manager or the applicable Subadviser may determine to be relevant to such determination. In determining the liquidity of Restricted Put Bonds, the Manager or the applicable Subadviser will evaluate the credit quality of the party (the Put Provider) issuing (or unconditionally guaranteeing performance on) the unconditional put or demand feature of the Restricted Put Bond. In evaluating the credit quality of the Put Provider, the Manager or the applicable Subadviser will consider all factors that it deems indicative of the capacity of the Put Provider to meet its obligations under the Restricted Put Bond based upon a review of the Put Provider's outstanding debt and financial statements and general economic conditions.

     Certain foreign securities (including Eurodollar obligations) may be eligible for resale pursuant to Rule 144A in the United States and may also trade without restriction in one or more foreign markets. Such securities may be determined to be liquid based upon these foreign markets without regard to their eligibility for resale pursuant to Rule 144A. In such cases, these securities will not be treated as Rule 144A Securities for purposes of the liquidity guidelines established by the Board of Trustees.

CALCULATION OF MATURITY FOR FIXED INCOME SECURITIES

A fixed income security's maturity is typically determined on a stated final maturity basis, although there are some exceptions to the rule.

     If the issuer of the security has committed to take advantage of a maturity shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will be called, refunded, or redeemed will be considered to be its maturity date. Also, the maturities of mortgage-backed securities, some asset-backed securities, and securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. For mortgage-backed and some asset-backed securities, this average time is calculated by assuming a constant prepayment rate (CPR) for the life of the mortgages or assets backing the security. The CPR for a security can vary depending upon the level and volatility of interest rates. This, in turn, can affect the weighted average life of the security. The weighted average lives of these securities will be shorter than their stated final maturities. A security will be treated as having a maturity earlier than its stated maturity date if the security has technical features, such as a put or demand feature which, in the judgment of the Manager or the applicable Subadviser, will result in the security being valued in the market as though it has the earlier maturity.

LENDING OF SECURITIES

Each Fund may lend its securities in accordance with a lending policy that has been authorized by the Trust's Board of Trustees and implemented by the Manager. Securities may be loaned only to qualified broker-dealers or other institutional investors that have been determined to be creditworthy by the Manager. When borrowing securities from a Fund, the borrower will be required to maintain cash collateral with the Trust equal at all times to at least 100% of the value of the borrowed securities. During the term of each loan, the Fund will be entitled to receive payments from the borrower equal to all interest and dividends paid on the securities during the term of the loan by the issuer of the securities. In addition, the Fund will invest the cash received as collateral in high-quality short-term instruments such as obligations of the U.S. government or of its agencies or instrumentalities or in repurchase agreements or shares of money market mutual funds, thereby earning additional income.

     No loan of securities will be made  if, as a result,  the aggregate of such
loans would exceed 33 1/3% of   the value of a Fund's total assets. The Fund may
terminate a loan at any time.

FOREIGN SECURITIES

Each Fund, except the GNMA and Treasury Money Market Trusts, may invest their assets in foreign securities purchased in either foreign or U.S. markets, including American Depositary Receipts (ADRs) and Global Depositary Receipts

(GDRs). These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets. Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; political instability; and difficulties in obtaining legal judgments. In the past, equity and debt instruments of foreign markets have been more volatile than equity and debt instruments of U.S. securities markets.

FORWARD CURRENCY CONTRACTS

Each Fund, except the GNMA and Treasury Money Market Trusts, may enter into forward currency contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward contract involves an agreement to purchase or sell a specific currency at a specified future date or over a specified time period at a price set at the time of the contract. These contracts are usually traded directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged.

     The Funds may enter into forward currency contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security until settlement. By entering into such a contract, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency from the date the security is purchased or sold to the date on which payment is made or received. Second, when management of a Fund believes that the currency of a specific country may deteriorate relative to the U.S. dollar, it may enter into a forward contract to sell that currency. A Fund may not hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or bearing a substantial correlation to, such currency.

     The use of forward contracts involves certain risks. The precise matching of contract amounts and the value of securities involved generally will not be possible since the future value of such securities in currencies more than likely will change between the date the contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment strategies. The Manager or the applicable Subadviser believes it is important, however, to have the flexibility to enter into such contracts when it determines it is in the best interest of the Funds to do so. It is impossible to forecast what the market value of portfolio securities will be at the expiration of a contract. Accordingly, it may be necessary for the Funds to purchase additional currency (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Funds are obligated to deliver, and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of currency the Funds are obligated to deliver. The Funds are not required to enter into such transactions and will not do so unless deemed appropriate by the Manager or the applicable Subadviser.

     Although the Funds value their assets each business day in terms of U.S. dollars, they do not intend to convert their foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

WHEN-ISSUED SECURITIES

Each Fund may invest in new issues of debt securities offered on a when-issued basis; that is, delivery of and payment for the securities take place after the date of the commitment to purchase, normally within 45 days. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund may sell these securities before the settlement date if it is deemed advisable.

     Debt securities purchased on a when-issued basis are subject to changes in value in the same way that other debt securities held in the Funds' portfolios are; that is, both generally experience appreciation when interest rates decline and depreciation when interest rates rise. The value of such securities will also be affected by the public's perception of the creditworthiness of the issuer and anticipated changes in the level of interest rates. Purchasing securities on a when-issued basis involves a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. Cash or high-quality, liquid-debt securities equal to the amount of the when-issued commitments are segregated. The segregated securities are valued at market, and daily adjustments are made to keep the value of the cash and segregated securities at least equal to the amount of such commitments by the Fund.

     On the settlement date of the when-issued securities, the Fund will meet its obligations from then available cash, sale of segregated securities, sale of other securities, or from sale of the when-issued securities themselves (which may have a value greater or less than the Trust's payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains.

INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS (REITS)

Because the Balanced Strategy, Cornerstone Strategy, and World Growth Funds may invest a portion of their assets in equity securities of REITs, the Funds may also be subject to certain risks associated with direct investments in REITs. In addition, Balanced Strategy Fund may invest a portion of their assets in the debt securities of REITs and, therefore, may be subject to certain other risks, such as credit risk, associated with investment in the debt securities of REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon specialized management skills of their managers and may have limited geographic diversification, thereby, subjecting them to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

TAX-EXEMPT SECURITIES

Tax-exempt securities generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair, or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets, and water and sewer works. Tax-exempt securities may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

     The two principal classifications of tax-exempt securities are "general obligations" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Funds may also invest in tax-exempt private activity bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. There are, of course, many variations in the terms of, and the security underlying tax-exempt securities. Short-term obligations issued by states, cities, municipalities or municipal agencies, include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes, and Short-Term Notes.

     The yields of tax-exempt securities depend on, among other things, general money market conditions, conditions of the tax-exempt bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service (Moody's), Standard & Poor's Ratings Group (S&P), and Fitch Ratings (Fitch) represent their opinions of the quality of the securities rated by them, see APPENDIX A. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, coupon, and rating may have different yields, while securities of the same maturity and coupon but with different ratings may have the same yield. It will be the responsibility of the Manager or the applicable Subadviser to appraise independently the fundamental quality of the tax-exempt securities included in a Fund's portfolio.

REPURCHASE AGREEMENTS

Each Fund, except the Growth and Tax Strategy Fund, may invest in repurchase agreements which are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies, or instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date. This date is usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security. The obligation of the seller to pay the agreed upon price is in effect secured by the value of the underlying security. In these transactions, the securities purchased by a Fund will have a total value equal to or in excess of the amount of the repurchase obligation and will be held by the Fund's custodian until repurchased. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited.

DERIVATIVES

Each Fund (except the Treasury Money Market Trust) may buy and sell certain types of derivatives, such as options, futures contracts, options on futures contracts, and swaps under circumstances in which such instruments are expected by the

Manager or the applicable Subadviser to aid in achieving each Fund's investment objective. Each Fund may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

     Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable a Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). Each Fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Manager or the applicable Subadviser anticipates unusually high or low market volatility.

     The Manager or the applicable Subadviser may enter into derivative positions for each Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect a Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies, which are undertaken to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

FUTURES CONTRACTS

Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

     The purchase of a futures contract on an equity security or an index of equity securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. Each Fund will initially be required to deposit with the Trust's custodian or the futures commission merchant effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

     Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when a Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when a Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

     At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position that will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

     In transactions establishing a long position in a futures contract, assets equal to the face value of the futures contract will be identified by each Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, assets having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. Each Fund will utilize such assets and methods of cover as appropriate under applicable exchange and regulatory policies.

OPTIONS

Each Fund (except the Treasury Money Market Trust) may use options to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can establish either a long or a short position, depending upon whether a Fund is the purchaser or a writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

     Purchased options have defined risk, that is, the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

     The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that a Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

     The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

     Among the options that each Fund may enter are options on securities indices. In general, options on indices of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

     A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, a Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

OPTIONS ON FUTURES CONTRACTS

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

LIMITATIONS AND RISKS OF OPTIONS AND FUTURES ACTIVITY

Each Fund (except the Treasury Money Market Trust) may not establish a position in a futures contract or purchase or sell an option on a futures contract for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of initial margin deposits and premiums required to establish such positions for such non-hedging purposes would exceed 5% of the market value of the Fund's net assets.

     As noted above, each Fund (except the Treasury Money Market Trust) may engage in both hedging and non hedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. Each Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.

     Non hedging strategies typically involve special risks. The profitability of each Fund's non hedging strategies will depend on the ability of the Manager or the applicable Subadviser to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

     Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange that provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively carry out its derivative strategies and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements. Each Fund will enter into an option or futures position only if it appears to be a liquid investment.

SWAP ARRANGEMENTS

Each Fund (except the Treasury Money Market Trust) may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap a Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap a Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, a Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines a cap and a floor.

     Each Fund (except the Treasury Money Market Trust) may enter credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

     Most swaps entered into by a Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.

     These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of each Fund's portfolio. However, each Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by the Commodities Futures Trading Commission for entities that are not commodity pool operators, such as the Fund. In entering a swap arrangement, a Fund is dependent upon the creditworthiness and good faith of the counterparty. Each Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager or the applicable Subadviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Manager or the applicable Subadviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

TEMPORARY DEFENSIVE POLICY

Each Fund (except the Treasury Money Market Trust) may on a temporary basis because of market, economic, political, or other conditions, invest up to 100% of its assets in investment-grade, short-term debt instruments. Such securities may consist of obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; banker's acceptances of similar banks; commercial paper and other corporate debt obligations.

                           SPECIAL RISK CONSIDERATIONS

CURRENCY EXCHANGE RATE FLUCTUATIONS

The Balanced Strategy, Cornerstone Strategy, Emerging Markets, Precious Metals and Minerals, International, and World Growth Funds' assets may be invested in securities of foreign issuers. Any such investments will be made in compliance with U.S. and foreign currency restrictions, tax laws, and laws limiting the amount and types of foreign investments. Pursuit of the Funds' investment objectives will involve currencies of the United States and of foreign countries. Consequently, changes in exchange rates, currency convertibility, and repatriation requirements may favorably or adversely affect the Funds.

UNPREDICTABLE POLITICAL, ECONOMIC AND SOCIAL CONDITIONS

For the Balanced Strategy, Cornerstone Strategy, Emerging Markets, Precious Metals and Minerals, International, and World Growth Funds, investing in securities of foreign issuers presents certain other risks not present in domestic investments, including different accounting, reporting, and disclosure requirements for foreign issuers, possible political or social instability, including policies of foreign governments which may affect their respective equity markets, and foreign taxation requirements including withholding taxes.

                             INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Trust for each Fund. These restrictions may not be changed for any given Fund without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of the Fund if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (2) more than 50% of that Fund's outstanding voting securities. The investment restrictions of one Fund may thus be changed without affecting those of any other Fund.

     Under the restrictions, each of the Growth and Tax Strategy, Cornerstone Strategy, Precious Metals and Minerals, International, and World Growth Funds may not:

 (1) Borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

 (2) Lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements.

 (3) Underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

 (4) Purchase securities on margin or sell securities short, except that it may obtain such short-term credits as are necessary for the clearance of securities transactions.

 (5) Invest in put, call, straddle, or spread options or interests in oil, gas or other mineral exploration or development programs, except that it may purchase securities of issuers whose principal business activities fall within such areas in accordance with its investment objectives and policies.

 (6) Invest more than 2% of the market value of its total assets in marketable warrants to purchase common stock. Warrants initially attached to securities and acquired by a Fund upon original issuance thereof shall be deemed to be without value.

 (7) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that each Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

 (8)  Purchase  or sell  commodities,  except  that  each  Fund  may  invest  in
      financial   futures   contracts,   options  thereon,   and  other  similar
      instruments.

 (9) Invest more than 5% of the market value of its total assets in any closed-end investment company and will not hold more than 3% of the outstanding voting stock of any closed-end investment company.

 (10) Change the nature of its business so as to cease to be an investment company.

 (11) Issue senior securities, except as permitted under the 1940 Act.

 (12) Invest more than 25% of its total assets in one industry, except that such restrictions shall not apply to the Precious Metals and Minerals Fund.

     For purposes of restriction 7 above, interests in publicly traded Real Estate Investment Trusts (REITs) are not deemed to be real estate or partnership interests therein.

Each of the GNMA and Treasury Money Market Trusts may not:

 (1) Borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

 (2) Lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements.

 (3) Underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

 (4) Change the nature of its business so as to cease to be an investment company.

 (5)  Issue senior securities, except as permitted under the 1940 Act.

 (6) Purchase or sell real estate, commodities or commodity contracts, except that the GNMA Trust may invest in financial futures contracts and options thereon.

 (7) Purchase any security if immediately after the purchase 25% or more of the value of its total assets will be invested in securities of issuers principally engaged in a particular industry (except that such limitation does not apply to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities).

The Emerging Markets Fund may not:

 (1) Borrow money, except that it may borrow money for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings), nor will it purchase securities when its borrowings exceed 5% of its total assets.

 (2) Concentrate its investments in any one industry although it may invest up to 25% of the value of its total assets in any one industry; provided, this limitation does not apply to securities issued or guaranteed by the U.S. government or its corporate instrumentalities.

 (3)  Issue senior securities, except as permitted under the 1940 Act.

 (4) Underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

 (5) Lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements.

 (6) Purchase or sell commodities, except that the Fund may invest in financial futures contracts, options thereon, and similar instruments.

 (7) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that the Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

The Balanced Strategy Fund may not:

 (1) Borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

 (2) Concentrate its investments in any one industry although it may invest up to 25% of the value of its total assets in any one industry; provided, this limitation does not apply to securities issued or guaranteed by the U.S. government and its agencies or instrumentalities.

 (3)  Issue senior securities, except as permitted under the 1940 Act.

 (4) Underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

 (5) Lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements.

 (6) Purchase or sell commodities, except that each Fund may invest in financial futures contracts, options thereon, and similar instruments.

 (7) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that each Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

     With respect to each Fund's concentration policies as described above, the Manager or the applicable Subadviser uses industry classifications for industries based on categories established by Standard & Poor's Corporation (Standard & Poor's) for the Standard & Poor's 500 Composite Index, except as follows. Because the Manager has determined that certain categories within, or in addition to, those set forth by S&P have unique investment characteristics, additional industries are included as industry classifications. The Manager classifies municipal obligations by projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or higher education revenue bonds. In addition, the Cornerstone Strategy Fund may not concentrate investments in any one industry, although it may invest up to 25% of the value of its total assets in one industry; the U.S. Stocks, Foreign Stocks, and U.S. Government Securities investment categories are not considered industries for this purpose.

ADDITIONAL RESTRICTION

The following restriction is not considered to be a fundamental policy of the Funds. The Board of Trustees may change this additional restriction without notice to or approval by the shareholders.

     Each Fund may not purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

                             PORTFOLIO TRANSACTIONS

The Manager or the applicable Subadviser, subject to the general control of the Trust's Board of Trustees, places all orders for the purchase and sale of Fund securities. In executing portfolio transactions and selecting brokers and dealers, it is the

Trust's policy to seek the best overall terms available. The Manager or the applicable Subadviser shall consider such factors as it deems relevant, including the breadth of the market in the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction or on a continuing basis. Securities purchased or sold in the over-the-counter market will be executed through principal market makers, except when, in the opinion of the Manager or the applicable Subadviser, better prices and execution are available elsewhere.

     The Funds will have no obligation to deal with any particular broker or group of brokers in the execution of portfolio transactions. The Funds contemplate that, consistent with obtaining the best overall terms available, brokerage transactions may be effected through USAA Brokerage Services, a discount brokerage service of the Manager. The Trust's Board of Trustees has adopted procedures in conformity with Rule 17e-1 under the 1940 Act designed to ensure that all brokerage commissions paid to USAA Brokerage Services are reasonable and fair. The Trust's Board of Trustees has authorized the Manager or the applicable Subadviser, as a member of the Chicago Stock Exchange, to effect portfolio transactions for the Funds on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

     In the allocation of brokerage business used to purchase securities for the Growth and Tax Strategy, Balanced Strategy, Cornerstone Strategy, Emerging Markets, Precious Metals and Minerals, International, and World Growth Funds, preference may be given to those broker-dealers who provide statistical research or other services to the Manager or the applicable Subadviser as long as there is no sacrifice in obtaining the best overall terms available. Such research and other services may include, for example: advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. These research services may also include access to research on third party data bases, such as historical data on companies, financial statements, earnings history and estimates, and corporate releases; real-time quotes and financial news; research on specific fixed income securities; research on international market news and securities; and rating services on companies and industries. In return for such services, a Fund may pay to a broker a higher commission than may be charged by other brokers, provided that the Manager or the applicable Subadviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or of the overall responsibility of the Manager or the applicable Subadviser to the Funds and its other clients. The Manager or the applicable Subadviser continuously reviews the performance of the broker-dealers with whom it places orders for transactions. The receipt of research from broker-dealers that execute transactions on behalf of the Trust may be useful to the Manager or the applicable Subadviser in rendering investment management services to other clients (including affiliates of the Manager); and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Manager or the applicable Subadviser in carrying out its obligations to the Trust. While such research is available to and may be used by the Manager or the applicable Subadviser in providing investment advice to all its clients (including affiliates of the Manager), not all of such research may be used by the Manager or the applicable Subadviser for the benefit of the Trust. Such research and services will be in addition to and not in lieu of research and services provided by the Manager or the applicable Subadviser, and the expenses of the Manager or the applicable Subadviser will not necessarily be reduced by the receipt of such supplemental research. See THE TRUST'S MANAGER.

     Securities of the same issuer may be purchased, held, or sold at the same time by the Trust for any or all of its Funds or other accounts or companies for which the Manager or the applicable Subadviser acts as the investment adviser (including affiliates of the Manager). On occasions when the Manager or the applicable Subadviser deems the purchase or sale of a security to be in the best interest of the Trust, as well as the Manager or the applicable Subadviser's other clients, the Manager or the applicable Subadviser, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Trust with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager or the applicable Subadviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Trust. In some instances, this procedure may impact the price and size of the position obtainable for the Trust.

     The Trust pays no brokerage commissions as such for debt securities. The market for such securities is typically a "dealer" market in which investment dealers buy and sell the securities for their own accounts, rather than for customers, and the price may reflect a dealer's mark-up or mark-down. In addition, some securities may be purchased directly from issuers.

     During the fiscal year ended May 31, 2001, the Funds purchased securities of the following regular broker-dealers (the ten largest broker-dealers through whom the Fund purchased securities) or the parents of regular broker-dealers.

         REGULAR BROKER-DEALER                           VALUE OF SECURITIES
                                                          AS OF MAY 31, 2001
--------------------------------------------------------------------------------
     Morgan Stanley Dean Witter & Company
         Growth and Tax Strategy                             $  2,847,000
         World Growth                                        $  2,535,000
         Income Strategy*                                    $    234,000
         Cornerstone Strategy                                $  6,761,000
         Growth Strategy                                     $  3,198,000
     Merrill Lynch
         Balanced Strategy                                   $    940,000
         Growth Strategy*                                    $    940,000
     JP Morgan Chase Co.
         Cornerstone Strategy                                $  7,815,000
         Growth and Tax Strategy                             $  2,037,000
         Balanced Strategy                                   $    926,000
     Citigroup
         Growth and Tax Strategy                             $  4,792,000
         Growth Strategy*                                    $    993,000

---------------

  * The Income Strategy Fund merged with the Income Fund, a portfolio of USAA Mutual Fund, Inc., on April 26, 2002, and the Growth Strategy Fund merged with the Cornerstone Strategy Fund on April 26, 2002.


BROKERAGE COMMISSION

During the last three fiscal years ending May 31, the Funds paid the following brokerage fees:

           FUND                     1999            2000              2001

 Income Strategy*               $    21,501     $    11,974      $    16,852
 Growth and Tax Strategy        $    97,792     $    65,178      $    26,530
 Balanced Strategy              $    75,407     $    57,964      $   171,234
 Cornerstone Strategy           $ 1,233,228     $ 1,246,820      $   999,611
 Growth Strategy*               $   160,115     $   240,197      $   355,506
 Emerging Markets               $ 1,309,471     $ 3,047,919**    $ 2,200,748
 Precious Metals and Minerals   $   262,813     $   188,779      $   157,802
 International                  $   970,956     $ 1,012,322      $   799,571
 World Growth                   $   502,635     $   471,203      $   454,665

---------------

  * The Income Strategy Fund merged with the Income Fund, a portfolio of USAA Mutual Fund, Inc., on April 26, 2002, and the Growth Strategy Fund merged with the Cornerstone Strategy Fund on April 26, 2002.

  ** The Fund changed portfolio managers in September 1999. This change resulted in a repositioning of the portfolio. The repositioning led to an increase in trading and portfolio turnover.


During the last three fiscal years ending May 31, the Funds paid the following brokerage fees to USAA Brokerage Services, a discount brokerage service of the Manager or the applicable Subadviser:

         FUND                    1999             2000          2001

 Income Strategy*              $  4,816         $   2,379        -
 Growth and Tax Strategy       $ 29,728         $   8,250        -
 Balanced Strategy             $ 12,104         $  10,199        -
 Cornerstone Strategy          $ 27,720         $  12,963        -
 Growth Strategy*              $ 11,419         $   3,013        -
 World Growth                  $ 18,428         $   4,110        -

---------------

  * The Income Strategy Fund merged with the Income Fund, a portfolio of USAA Mutual Fund, Inc., on April 26, 2002, and the Growth Strategy Fund merged with the Cornerstone Strategy Fund on April 26, 2002.



     The Manager or the applicable Subadviser directed a portion of the Funds' brokerage transactions to certain broker-dealers that provided the Manager or the applicable Subadviser with research, statistical and other information. Such transactions amounted to $4,815,906, $18,993,558, $31,445,707, $63,640,041,
$64,568,387,  $6,525,902,  $557,799,

$3,979,347,   and   $16,664,465  and  the  related   brokerage   commissions  or
underwriting  commissions  were  $5,019,  $63,979,  $33,460,  $69,598,  $68,637,
$12,375, $3,200, $6,830, and $19,103, for the Income Strategy, Growth and Tax Strategy, Balanced Strategy, Cornerstone Strategy, Growth Strategy, Emerging Markets, Precious Metals and Minerals, International, and World Growth Funds, respectively, for the year ended May 31, 2001.

PORTFOLIO TURNOVER RATES

The rate of portfolio turnover of a Fund will not be a limiting factor when the Manager or the applicable Subadviser deems changes in a Fund's portfolio appropriate in view of its investment objective. Ordinarily, a Fund will not purchase or sell securities solely to achieve short-term trading profits, although a Fund may sell portfolio securities without regard to the length of time held if consistent with the Fund's investment objective(s). The Growth and Tax Strategy Fund, however, may also purchase and sell securities solely to achieve short-term trading profits. These activities may increase the portfolio turnover rate for the Fund, which may result in the Fund incurring higher brokerage costs and realizing more taxable gains than would otherwise be the case in the absence of such activities. It is not anticipated that the portfolio turnover rates of the Growth and Tax Strategy, Balanced Strategy, Cornerstone Strategy, Emerging Markets, Precious Metals and Minerals, International, and World Growth Funds or the GNMA Trust will exceed 100%.

     The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Short-term investments such as commercial paper and short-term U.S. government securities are not considered when computing the turnover rate.

     For the last two fiscal years ending May 31, the Funds' portfolio turnover rates were as follows:

        FUND                               2000               2001

     Income Strategy*                     61.08%            54.91%
     Growth and Tax Strategy              66.43%            35.69%
     Balanced Strategy                    87.11%            80.60%
     Cornerstone Strategy                 37.46%            54.67%
     Growth Strategy*                     71.54%           107.07%**
     Emerging Markets                    147.24%***        196.75%**
     Precious Metals and Minerals         27.60%            52.74%
     International                        39.75%            32.75%
     World Growth                         39.20%            38.30%
     GNMA Trust                           80.06%            94.72%


--------------
  * The Income Strategy Fund merged with the Income Fund, a portfolio of USAA Mutual Fund, Inc., on April 26, 2002, and the Growth Strategy Fund merged with the Cornerstone Strategy Fund on April 26, 2002.

 ** An increase in redemptions led to an increase in trading and portfolio turnover.

*** The Fund changed portfolio managers in September 1999. This change resulted in a repositioning of the portfolio. The repositioning led to an increase in trading and portfolio turnover.

                              DESCRIPTION OF SHARES

The Funds are series of the Trust and are diversified. The Trust is an open-end management investment company established under the laws of the Commonwealth of Massachusetts pursuant to the First Amended and Restated Master Trust Agreement (Master Trust Agreement), dated June 2, 1995, as amended. The Trust is authorized to issue shares of beneficial interest in separate portfolios. Nine such portfolios have been established which are described in this SAI. Under the Master Trust Agreement, the Board of Trustees is authorized to create new portfolios in addition to those already existing without the approval of the shareholders of the Trust. The Cornerstone Strategy and Precious Metals and Minerals (formerly Gold) Funds were established May 9, 1984, by the Board of Trustees and commenced public offering of their shares on August 15, 1984. The International Fund, established on November 4, 1987, commenced public offering of its shares on July 11, 1988. The Growth and Tax Strategy Fund was established on November 3, 1988, and commenced public offering of its shares on January 11, 1989. On November 7, 1990, the Board of Trustees established the GNMA Trust and Treasury Money Market Trust and commenced public offering of their shares on February 1, 1991. The World Growth Fund was established on July 21, 1992, and commenced public offering of its shares on October 1, 1992. The Emerging Markets Fund was established on September 7, 1994, and commenced public offering of its shares on November 7, 1994. The Balanced Strategy was established on June 2, 1995, and commenced public offering of their shares on September 1, 1995.

     Each Fund's assets, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to each Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds' relative net assets during the fiscal year or in such other manner as the Trustees determine to be fair and equitable. Each share of each Fund represents an equal proportionate interest in that Fund with every other share and is entitled to such dividends and distributions out of the net income and capital gains belonging to that Fund when declared by the Trustees. Upon liquidation of that Fund, shareholders are entitled to share pro rata in the net assets belonging to such Fund available for distribution.

     Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meeting unless otherwise required by the 1940 Act. Under certain circumstances, however, shareholders may apply to the Trustees for shareholder information in order to obtain signatures to request a shareholder meeting. The Trust may fill vacancies on the Board or appoint new Trustees if the result is that at least two-thirds of the Trustees have still been elected by shareholders. Moreover, pursuant to the Master Trust Agreement, any Trustee may be removed by the vote of two-thirds of the outstanding Trust shares and holders of 10% or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. The Trust will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of any share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset values of the Funds' shares. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. For example, the Advisory Agreement must be approved separately by each Fund and only becomes effective with respect to a Fund when a majority of the outstanding voting securities of that Fund approves it. Shareholders of a Fund are not entitled to vote on any matter which does not affect that Fund but which requires a separate vote of another Fund. For example, a proposed change in the investment objectives of a particular Fund would require the affirmative vote of a majority of the outstanding voting securities of only that Fund.

     Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Board of Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

     When issued, each Fund's shares are fully paid and nonassessable by the Trust, have no preemptive or subscription rights, and are fully transferable. There are no conversion rights.


                               TAX CONSIDERATIONS


TAXATION OF THE FUNDS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Accordingly, each Fund will not be liable for federal income taxes on its taxable net investment income and net capital gains (capital gains in excess of capital losses) that are distributed to shareholders, provided that each Fund distributes at least 90% of its net investment income and net short-term capital gain for the taxable year.

     To qualify as a regulated investment company, a Fund must, among other things, (1) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies (the 90% test) and (2) satisfy certain diversification requirements, at the close of each quarter of the Fund's taxable year. In the case of the Growth and Tax Strategy Fund, in order to be entitled to pay exempt-interest dividends to shareholders, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's total assets must consist of obligations the interest of which is exempt from federal income tax. The Growth and Tax Strategy Fund intends to satisfy this requirement.

     The Code imposes a nondeductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount at least equal to the sum of (1) 98% of its taxable net investment income for the calendar year, (2) 98% of its capital gain net income for the twelve-month period ending on October 31, and (3) any prior amounts not distributed. Each Fund intends to make such distributions as are necessary to avoid imposition of excise tax.

     The Balanced Strategy, Cornerstone Strategy, Emerging Markets, Precious Metals and Minerals, International, and World Growth Funds' ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the Fund's income for purposes of the 90% test, and the distribution requirements of the Code, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules generally apply to investments in certain forward currency contracts, foreign currencies and debt securities denominated in foreign currencies, as well as certain other investments.

     If the Balanced Strategy, Cornerstone Strategy, Emerging Markets, Precious Metals and Minerals, International, or World Growth Funds invest in an entity that is classified as a "passive foreign investment company" (PFIC) for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. It is anticipated that any taxes on a Fund with respect to investments in PFICs would be insignificant.

TAXATION OF THE SHAREHOLDERS

Taxable distributions are generally included in a shareholder's gross income for the taxable year in which they are received. Dividends declared in October, November, or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31, if a Fund pays the dividend during the following January. If a shareholder of a Fund receives a distribution taxable as long-term capital gain with respect to shares of a Fund and redeems or exchanges the shares before he or she has held them for more than six months, any loss on the redemption or exchange that is less than or equal to the amount of the distribution will be treated as long-term capital loss, except as noted below.

     In the case of the Growth and Tax Strategy Fund, if a shareholder receives an exempt-interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of such exempt-interest dividend. Shareholders who are recipients of Social Security benefits should be aware that exempt-interest dividends received from the Growth and Tax Strategy Fund are includible in their "modified adjusted gross income" for purposes of determining the amount of such Social Security benefits, if any, that are required to be included in their gross income.

     The Growth and Tax Strategy Fund may invest in private activity bonds. Interest on certain private activity bonds issued after August 7, 1986, is an item of tax preference for purposes of the Federal Alternative Minimum Tax
(AMT), although the interest continues to be excludable from gross income for other purposes. AMT is a supplemental tax designed to ensure that taxpayers pay at least a minimum amount of tax on their income, even if they make substantial use of certain tax deductions and exclusions (referred to as tax preference items). Interest from private activity bonds is one of the tax preference items that is added to income from other sources for the purposes of determining whether a taxpayer is subject to AMT and the amount of any tax to be paid.

     Opinions relating to the validity of the tax-exempt securities purchased for the Growth and Tax Strategy Fund and the exemption of interest thereon from federal income tax are rendered by recognized bond counsel to the issuers. Neither the Manager's nor the Fund's counsel makes any review of the basis of such opinions.

     The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. Shareholders of a Fund may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they are a resident, but generally are subject to tax on income derived from obligations of other jurisdictions. Shareholders should consult their tax advisers about the status of distributions from a Fund in their own states and localities.


                       TRUSTEES AND OFFICERS OF THE TRUST


The Board of Trustees of the Trust consists of seven Trustees who supervise the business affairs of the Trust. Set forth below are the Trustees and officers of the Trust, and their respective offices and principal occupations during the last five years. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.


Robert G. Davis 1, 2
Trustee and Chairman of the Board of Trustees
Age: 54

President and Chief Executive Officer of United Services Automobile  Association
(USAA) (4/00-present); Director of USAA (2/99-present); President and Chief Operating Officer of USAA (6/99-4/00); Deputy Chief Executive Officer for Capital Management of USAA (6/98-5/99); President, Chief Executive Officer, Director, and Chairman of the Board of Directors of USAA Capital Corporation and several of its subsidiaries and affiliates (1/97-present); Executive Vice President, Chief Operating Officer, Director, and Vice Chairman of the Board of Directors of USAA Financial Planning Network, Inc. (6/96-12/96); and Special Assistant to Chairman, USAA (6/96-12/96). Mr. Davis serves as a Trustee/Director and Chairman of the Boards of Trustees/Directors of each of the remaining funds within the USAA family of funds; Director and Chairman of the Boards of Directors of USAA Investment Management Company (IMCO), USAA Federal Savings Bank, USAA Financial Planning Network, Inc., and USAA Real Estate Company.

Christopher W. Claus 1, 2
Trustee, President, and Vice Chairman of the Board of Trustees
Age: 40

President and Chief Executive Officer, Director, and Vice Chairman of the Board of Directors, USAA IMCO (2/01-present); Senior Vice President, Investment Sales and Service (2/01-7/00); Vice President, Investment Sales and Service (7/00-12/94). Mr. Claus serves as President, Trustee/Director, and Vice Chairman of the Boards of Trustees/Directors of each of the Funds within the USAA family of funds, President, Director, and Chairman of the Board of Directors of USAA Shareholder Account Services; and Director of USAA Life Insurance Company.


Barbara B. Dreeben 3, 4, 5
200 Patterson #1008
San Antonio, TX 78209
Trustee
Age: 56

President,   Postal  Addvantage   (7/92-present).   Mrs.  Dreeben  serves  as  a
Trustee/Director of each of the remaining funds within the USAA Family of Funds.


Michael F. Reimherr 3, 4, 5
128 East Arrowhead
San Antonio, TX 78228
Trustee
Age: 56

President of Reimherr Business Consulting (5/95-present). Mr. Reimherr serves as a Trustee/Director of each of the remaining funds within the USAA Family of Funds.


Robert L. Mason, Ph.D. 3, 4, 5
12823 Queens Forest
San Antonio, TX 78230
Trustee
Age: 55

Staff Analyst, Southwest Research Institute (9/98-present); Manager, Statistical Analysis Section, Southwest Research Institute (2/79-9/98). Dr. Mason serves as a Trustee/Director of each of the remaining funds within the USAA Family of Funds.


Laura T. Starks, Ph.D. 3, 4, 5
5405 Ridge Oak Drive
Austin, TX 78731-5405
Trustee
Age: 51

Charles E and Sarah M Seay Regents Chair Professor of Finance, University of Texas at Austin (9/96-present); Sarah Meadows Seay Regents, Professor of
Finance, University of Texas of Austin (9/94-9/96). Dr. Starks serves as a Trustee/Director of each of the remaining funds within the USAA Family of Funds.


Richard A. Zucker 2, 3, 4, 5
407 Arch Bluff
San Antonio, TX 78216
Trustee
Age: 58

Vice President, Beldon Roofing and Remodeling (7/85-present). Mr. Zucker serves as a Trustee/Director of each of the remaining funds within the USAA Family of Funds.

Michael D. Wagner 1
Secretary
Age: 53

Senior Vice President, USAA Capital Corporation (CAPCO) General Counsel (1/99-present); Vice President, Corporate Counsel, USAA (1982-1/99). Mr. Wagner serves as Vice President, Secretary, and Counsel, IMCO and USAA Shareholder Account Services; Secretary of each of the remaining funds within the USAA Family of Funds; and Vice President, Corporate Counsel, for various other USAA subsidiaries and affiliates.


Mark S. Howard 1
Assistant Secretary
Age: 37

Vice President, Securities Counsel & Compliance, IMCO (7/00-present); Assistant Vice President, Securities Counsel, USAA (2/98-7/00); Executive Director, Securities Counsel, USAA (9/96-2/98); Senior Associate Counsel, Securities Counsel, USAA (5/95-8/96). Mr. Howard serves as Assistant Secretary for IMCO, USAA Shareholder Account Services, USAA Financial Planning Network, Inc., each of the remaining funds within the USAA Family of Funds, and for USAA Life Investment Trust.


David M. Holmes 1
Treasurer
Age: 41

Senior Vice President,  Senior  Financial  Officer,  IMCO  (6/01-present);  Vice
President, Senior Financial Officer, USAA Real Estate Company (RealCo) (12/97-5/01); Assistant Vice President, Capital Markets, RealCo (1/96-12/97). Mr. Holmes serves as Treasurer of each of the remaining funds within the USAA family of funds and Senior Vice President, Senior Financial Officer of USAA Shareholder Account Services.


Roberto Galindo, Jr. 1
Assistant Treasurer
Age: 40

Executive  Director,  Mutual  Fund  Analysis  &  Support,  IMCO  (6/00-present);
Director, Mutual Fund Analysis, IMCO(9/99-6/00); Vice President, Portfolio Administration, Founders Asset Management LLC (7/98-8/99); Assistant Vice President, Director of Fund & Private Client Accounting, Founders Asset Management LLC (7/93-6/98). Mr. Galindo serves as Assistant Treasurer for each of the remaining funds within the USAA Family of Funds.


------------

1 Indicates those Trustees and officers who are employees of the Manager or affiliated companies and are considered "interested persons" under the 1940 Act.
2  Member of Executive Committee
3  Member of Audit Committee
4  Member of Pricing and Investment Committee
5  Member of Corporate Governance Committee

     Between the meetings of the Board of Trustees and while the Board is not in session, the Executive Committee of the Board of Trustees has all the powers and may exercise all the duties of the Board of Trustees in the management of the business of the Trust which may be delegated to it by the Board. The Pricing and Investment Committee of the Board of Trustees acts upon various investment-related issues and other matters which have been delegated to it by the Board. The Audit Committee of the Board of Trustees reviews the financial statements and the auditor's reports and undertakes certain studies and analyses as directed by the Board. The Corporate Governance Committee of the Board of Trustees maintains oversight of the organization, performance, and effectiveness of the Board and independent Trustees.

     The following table sets forth information describing the compensation of the current Trustees of the Trust for their services as Trustees for the fiscal year ended May 31, 2001.

       Name                           Aggregate             Total Compensation
        of                          Compensation               from the USAA
      TRUSTEE                      FROM THE TRUST           FAMILY OF FUNDS (B)
-------------                      --------------           -------------------

Robert G. Davis                        None (a)                  None (a)
Michael J.C. Roth (c)                  None (a)                  None (a)
Christopher W. Claus                   None (a)                  None (a)
David G. Peebles (d)                   None (a)                  None (a)

Barbara B. Dreeben                     $   8,375                 $ 33,500
Robert L. Mason, Ph.D.                 $   8,375                 $ 33,500
Michael F. Reimherr                    $   8,375                 $ 33,500
Laura T. Starks, Ph.D.                 $   9,687                 $ 38,750
Richard A. Zucker                      $   8,375                 $ 33,500

---------------
 (a) Robert G. Davis, Michael J.C. Roth, Christopher W. Claus, and David G. Peebles are affiliated with the Trust's investment adviser, IMCO, and, accordingly, receive no remuneration from the Trust or any other Fund of the USAA Family of Funds.

 (b) At May 31, 2001, the USAA Family of Funds consisted of four registered investment companies offering 40 individual funds. Each Trustee presently serves as a Trustee or Director of each investment company in the USAA Family of Funds. In addition, Michael J.C. Roth served as a Trustee of USAA Life Investment Trust, a registered investment company advised by IMCO, consisting of five funds available to the public only through the purchase of certain variable annuity contracts and variable life insurance policies offered by USAA Life Insurance Company. Mr. Roth received no compensation as Trustee of USAA Life Investment Trust.

 (c) Effective February 13, 2001, Michael J. C. Roth retired from the Board of Trustees.

 (d) Effective April 30, 2002, David G. Peebles retired from the Board of Trustees.

     All of the above Trustees are also Directors/Trustees of certain other funds in the USAA family of funds. No compensation is paid by any fund to any Trustee who is a director, officer, or employee of IMCO or its affiliates or of any Subadviser or its affiliates. No pension or retirement benefits are accrued as part of fund expenses. The Trust reimburses certain expenses of the Trustees who are not affiliated with the Manager or any Subadviser. As of August 31, 2001, the officers and Trustees of the Trust and their families as a group owned beneficially or of record less than 1% of the outstanding shares of the Trust.

     As of July 1, 2001, USAA and its affiliates owned no shares of the Emerging Markets Fund, Growth and Tax Strategy Fund, Balanced Strategy Fund, Cornerstone Strategy Fund, Precious Metals and Minerals Fund, World Growth Fund, GNMA Trust, International Fund, and Treasury Money Market Trust.

     The Trust knows of no other persons who, as of July 1, 2001, held of record or owned beneficially 5% or more of the voting stock of any Fund's shares.


                               THE TRUST'S MANAGER


As described in each Fund's prospectus, as supplemented, IMCO is the Manager and investment adviser for each Fund. The Manager, a wholly owned indirect subsidiary of United Services Automobile Association (USAA), a large, diversified financial services institution, was organized in May 1970 and has served as investment adviser and underwriter for USAA Investment Trust from its inception.

     In addition to managing the Trust's assets, the Manager advises and manages the investments for USAA and its affiliated companies as well as those of USAA Mutual Fund, Inc., USAA Tax Exempt Fund, Inc., USAA State Tax-Free Trust, and USAA Life Investment Trust. As of the date of this SAI, total assets under management by the Manager were approximately $41 billion, of which approximately $28 billion were in mutual fund portfolios.

ADVISORY AGREEMENT

The Manager provides investment management and advisory services to the Precious Metals and Minerals Fund, the GNMA Trust, and the Treasury Money Market Trust pursuant to an Advisory Agreement dated August 1, 2001 (Advisory Agreement). Under this agreement, the Manager provides an investment program, carries out the investment policy and manages the portfolio assets for each of these Funds. The Manager is authorized, subject to the control of the Board of Trustees of the Trust, to determine the selection, amount, and time to buy or sell securities for each Fund.

     The Manager also provides investment management and advisory services to the Growth and Tax Strategy, Balanced Strategy, Cornerstone Strategy, Emerging Markets, International, and World Growth Funds pursuant to an Interim Investment Advisory Agreement dated June 28, 2002 (Interim Advisory Agreement). The Interim Advisory Agreement authorizes the Manager to retain one or more Subadvisers for the management of a Fund's investment portfolio and, as described below, the Manager has entered into one or more Interim Investment Subadvisory Agreements (Interim Subadvisory Agreements) for each of these Funds. Under the Interim Advisory Agreement, the Manager is responsible for monitoring the services furnished pursuant to the Interim Subadvisory Agreement and making recommendations to the applicable board with respect to the retention or replacement of Subadvisers and renewal of subadvisory agreements. In addition, the Manager manages certain portfolio assets for certain of these Funds, as described in the Prospectuses.

     For the services under these agreements, each Fund has agreed to pay the Manager a fee computed as described under FUND Management in its Prospectus. Management fees are computed and accrued daily and are payable monthly. The Manager compensates all personnel, officers, and Trustees of the Trust if such persons are also employees of the Manager or its affiliates.

     Except for the services and facilities provided by the Manager, the Funds pay all other expenses incurred in their operations. Expenses for which the Funds are responsible include taxes (if any); brokerage commissions on portfolio transactions (if any); expenses of issuance and redemption of shares; charges of transfer agents, custodians, and dividend disbursing agents; costs of preparing and distributing proxy material; costs of printing and engraving stock certificates; auditing and legal expenses; certain expenses of registering and qualifying shares for sale; fees of Trustees who are not interested (not affiliated) persons of the Manager; costs of printing and mailing the prospectus, SAI, and periodic reports to existing shareholders; and any other charges or fees not specifically enumerated. The Manager pays the cost of printing and mailing copies of the prospectus, the SAI, and reports to prospective shareholders.

     The Advisory Agreement will remain in effect until July 31, 2003 for the Funds covered by that agreement and will continue in effect from year to year thereafter for each such Fund as long as it is approved at least annually by a vote of the outstanding voting securities of such Fund (as defined by the 1940
Act) or by the Board of Trustees (on behalf of such Fund) including a majority of the Trustees who are not interested persons of the Manager or (otherwise than as Trustees) of the Trust, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time by either the Trust or the Manager on 60 days' written notice. It will automatically terminate in the event of its assignment (as defined by the 1940 Act).

     The Interim Advisory Agreement will remain in effect with respect to a Fund until the earlier of 150 days after June 28, 2002 (on November 25, 2002) (or such later date as may be consistent with applicable regulations and interpretations) or the date upon which shareholders of the Fund approve a new investment advisory agreement between the Manager and the Fund. The Interim Advisory Agreement may be terminated with respect to a Fund at any time by the Board of Trustees or by vote of a majority of the outstanding shares of a Fund (as defined in the 1940 Act) or by the Manager on 60 days' written notice. It will automatically terminate in the event of its assignment (as defined by the 1940 Act).

     From time to time the Manager may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. The Manager has voluntarily agreed to continue to limit the annual expenses of the Balanced Strategy Fund to 1.00% of the Fund's ANA, through September 30, 2002, and will reimburse the Fund for all expenses in excess of such limitation. After October 1, 2002, any such waiver or reimbursement may be terminated by the Manager at any time without prior notice to the shareholders.

     For the last three fiscal years ending May 31, management fees were as follows:

 FUND                                   1999            2000             2001
 ----                                   ----            ----             ----
 Income Strategy*                 $    295,068    $     339,472    $     311,978
 Growth and Tax Strategy          $  1,179,802    $   1,303,703    $   1,279,989
 Balanced Strategy                $    588,256    $     908,744    $   1,191,097
 Cornerstone Strategy             $ 10,071,779    $   8,779,370    $   7,907,419
 Growth Strategy*                 $  1,844,418    $   2,203,829    $   2,284,952
 Emerging Markets                 $  2,408,986    $   2,889,999    $   1,704,623
 Precious Metals and Minerals     $    672,400    $     623,509    $     518,002
 International                    $  3,990,284    $   4,216,784    $   3,664,733
 World Growth                     $  2,421,173    $   2,805,705    $   2,811,200
 GNMA Trust                       $    554,601    $     567,415    $     547,148
 Treasury Money Market Trust      $    160,368    $     191,122    $     197,233

------------

* The Income Strategy Fund merged with Income Fund, a portfolio of USAA Mutual Fund, Inc., on April 26, 2002, and the Growth Strategy Fund merged with Cornerstone Strategy Fund on April 26, 2002.

As a result of the Funds' actual expenses exceeding an expense limitation, the Manager did not receive fees to which it would have been entitled as follows:

     FUND                              1999            2000           2001
    -----                              ----            ----           ----
Balanced Strategy                  $   52,511     $   14,020           -
Treasury Money Market Trust                -             -             -

     Beginning with the month ending July 31, 2002, each Fund's (except the Treasury Money Market Trust's) management fees will be based upon two components: a base fee, which is accrued daily and paid monthly and computed and paid at an annual rate of average net assets as follows:

             FUND                                            FEE RATE
             ----                                            -------
             Balanced Strategy Fund                            .75%
             Cornerstone Strategy Fund                         .75%
             Emerging Markets Fund                            1.00%
             GNMA Trust                                        .125%
             Precious Metals and Minerals Fund                 .75%
             Growth and Tax Strategy Fund                      .50%
             International Fund                                .75%
             World Growth Fund                                 .75%

and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Funds relative to its Lipper Index. Each Fund's performance will be measured as listed below.


              FUND                                    PERFORMANCE INDEX
              ----                                    -----------------
             Balanced Strategy Fund                   Lipper Balanced
             Cornerstone Strategy Fund                Lipper Global Flexible
             Emerging Markets Fund                    Lipper Emerging Markets
             GNMA Trust                               Lipper GNMA
             Precious Metals and Minerals Fund        Lipper Gold
             Growth and Tax Strategy Fund             Lipper Balanced
             International Fund                       Lipper International
             World Growth Fund                        Lipper Global

With respect to the Treasury Money Market Trust, the management fee will continue to consist solely of the base fee discussed in this paragraph.

COMPUTING THE PERFORMANCE ADJUSTMENT

For any month, the base fee of each Fund will equal the Fund's average net assets for that month multiplied by the annual base fee rate for the Fund, multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The base fee is then adjusted based upon the Fund's average annual performance during the performance period compared to the average annual performance of the Fund's relevant index over the same time period. For the month ending July 31, 2002, the performance period will consist of the previous twelve-month period. A new month will be added to the performance period each month thereafter until the performance period consists of the previous 36 months. Thereafter, the performance  period  will  consist of the  current  month plus the  previous  35 months.

     The annual performance adjustment rate is multiplied by the average net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365. The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the chart below:



                               FIXED INCOME FUNDS:

                GNMA TRUST                       GROWTH AND TAX STRATEGY FUND

 OVER/UNDER PERFORMANCE RELATIVE TO INDEX         ANNUAL ADJUSTMENT RATE
            (IN BASIS POINTS) 1              (IN BASIS POINTS AS A PERCENTAGE
                                              OF A FUND'S AVERAGE NET ASSETS)

                 +/- 20 to 50                                  +/- 4
                 +/- 51 to 100                                 +/- 5
              +/- 101 and greater                              +/- 6

                                  EQUITY FUNDS:

         BALANCED STRATEGY FUND                   CORNERSTONE STRATEGY FUND
          EMERGING MARKETS FUND               PRECIOUS METALS AND MINERALS FUND
           INTERNATIONAL FUND                         WORLD GROWTH FUND

  OVER/UNDER PERFORMANCE RELATIVE TO INDEX         ANNUAL ADJUSTMENT RATE
             (IN BASIS POINTS) 1              (IN BASIS POINTS AS A PERCENTAGE
                                               OF A FUND'S AVERAGE NET ASSETS)
               +/- 100 to 400                               +/- 4
               +/- 401 to 700                               +/- 5
             +/- 701 and greater                            +/- 6

      1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).


For example, assume that a fixed income fund with average net assets of $900 million has a base fee of .30 of 1% (30 basis points) of the fund's average net assets. Also assume that the fund had average net assets during the performance period of $850 million. The following examples demonstrate the effect of the performance adjustment during a given 30-day month in various market environments, including situations in which the fund has outperformed, underperformed, and approximately matched its relevant index:



                                                             EXAMPLES
                                  1             2            3             4          5            6
Fund Performance (a)            6.80%         5.30%        4.30%        (7.55%)    (-5.20%)      (3.65%)
Index Performance (a)           4.75%         5.15%        4.70%        (8.50%)    (-3.75%)      (3.50%)
                                -----         -----        -----         -----      ------        -----
Over/Under Performance (b)     + 205          +15          - 40          + 95       - 145          - 15
Annual Adjustment Rate (b)       + 6            0            -4           + 5         - 6            0
                              ---------------------------------------------------------------------------
Monthly Adjustment Rate (c)      .0049%           n/a      (.0033%)      .0041%      (.0049%)         n/a
Base Fee for Month            $ 221,918     $ 221,918    $ 221,918     $221,918    $ 221,918    $ 221,918
Performance Adjustment           41,650             0      (28,050)      34,850      (41,650)           0
                              ---------------------------------------------------------------------------
Monthly Fee                   $ 263,568     $ 221,918    $ 193,868     $256,768    $ 180,268    $ 221,918
                              ===========================================================================


------------
   (a)  Average annual performance over a 36-month period

   (b)  In basis points

   (c) Annual Adjustment Rate divided by 365, multiplied by 30, and stated as a percentage


     Each Fund measures its investment performance by comparing the beginning and ending redeemable value of an investment in the Fund during the measurement period, assuming the reinvestment of dividends and capital gains distributions during the period. Lipper uses this same methodology when it measures the investment performance of the component mutual funds within the respective Lipper Index. Because the adjustment to the base fee is based upon the Fund's performance compared to the investment record of its respective Index, the controlling factor as to whether a performance adjustment will be made is not whether the Fund's performance is up or down per se, but whether it is up or down more or less than the record of its respective Index. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

SUBADVISORY AGREEMENTS

The Manager has entered into Interim Subadvisory Agreements with the Subadvisers identified below under which each Subadviser provides day-to-day discretionary management of the applicable Fund's assets in accordance with that Fund's investment objectives, policies, and restrictions, subject to the general supervision of the Manager and the Board of Trustees of the Trust.

     Each Interim Subadvisory Agreement will remain in effect with respect to a Fund until the earlier of 150 days after June 28, 2002 (on November 25, 2002) (or such later date as may be consistent with applicable regulations and interpretations) or the date upon which shareholders of the Fund approve a new investment subadvisory agreement between the Manager and the Subadviser. The Interim Subadvisory Agreement may be terminated with respect to a Fund at any time by the Board of Trustees or by vote of a majority of the outstanding shares of a Fund (as defined in the 1940 Act) or by the Manager or Subadviser on 60 days' written notice. It will automatically terminate in the event of its assignment (as defined by the 1940 Act).

     For the Growth and Tax Strategy Fund, the Manager has entered into an Interim Subadvisory Agreement with Dresdner RCM Global Investors (Dresdner). The Manager (not the Fund) pays Dresdner a fee in the annual amount of 0.20% of the Fund's average daily net assets that Dresdner manages. Dresdner is an indirect wholly-owned subsidiary of Dresdner Bank AG, which, in turn, is an indirect wholly-owned subsidiary of Allianz AG. Founded in 1890 in Germany, Allianz AG is one of the world's leading multi-national insurance and financial services companies. With assets under management of over one trillion dollars as of December 31, 2001, Allianz provides its clients with a broad range of services in over 70 countries.

     For the Balanced Strategy Fund, the Manager has entered into an Interim Subadvisory Agreement with Wellington Management Company, LLP (Wellington Management). The Manager (not the Fund) pays Wellington Management a fee in the annual amount of 0.20% of the Fund's average daily net assets that Wellington Management manages. Wellington Management, a Massachusetts limited liability partnership and registered investment adviser, is owned entirely by its 76 partners, all of whom are full-time professional members of the firm. The managing partners of Wellington are Laurie A. Gabriel, Duncan M. McFarland and John R. Ryan.

     For the Cornerstone Strategy Fund, the Manager has entered into Interim Subadvisory Agreements with Wellington Management and MFS Investment Management
(MFS). The Manager (not the Fund) pays Wellington Management a fee in the annual amount of 0.40% of the Fund's average daily net assets for the first $50 million of assets invested in REITs that Wellington Management manages, plus 0.35% of the Fund's average daily net assets for assets over $50 million invested in REITs that Wellington Management manages, plus 0.20% of the Fund's average daily net assets for assets invested in securities other than REITs that Wellington Management manages. The Manager (not the Fund) pays MFS a fee in the annual amount of 0.335% of the Fund's average daily net assets for the first $350 million that MFS manages, with respect to the World Growth Fund, the International Fund, and the international portion of the Cornerstone Strategy Fund (Aggregate MFS Funds) plus 0.225% of the Fund's average daily net assets for assets over $350 million that MFS manages in the Aggregate MFS Funds. MFS is a wholly-owned subsidiary of Massachusetts Financial Services Company (MFS), a registered investment adviser that has been providing investment advisory services since 1924. MFS is a majority-owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holding, Inc., which in turn is an indirect wholly-owned subsidiary of Sun Life of Canada (an insurance company).

     For the Emerging Markets Fund, the Manager has entered into an Interim Subadvisory Agreement with The Boston Company Asset Management, LLC (The Boston Company). The Manager (not the Fund) pays The Boston Company a fee in the annual amount of 0.69% of the Fund's average daily net assets that The Boston Company manages. The Boston Company is a majority-owned subsidiary of Boston Safe Deposit & Trust Company (BSDT), a state chartered bank. BSDT is a wholly-owned subsidiary of The Boston Company Inc., a bank holding company, which is a wholly-owned subsidiary of Mellon Financial Corporation (Mellon). Mellon is a publicly owned global financial holding company incorporated under Pennsylvania law.

     For the International Fund, the Manager has entered into an Interim Subadvisory Agreement with MFS. The Manager (not the Fund) pays MFS a fee in the annual amount of 0.335% of the Fund's average daily net assets for the first $350 million that MFS manages in the Aggregate MFS Funds, plus 0.225% of the Fund's average daily net assets for assets over $350 million that MFS manages in the Aggregate MFS Funds.

     For the World Growth Fund, the Manager has entered into an Interim Subadvisory Agreement with MFS. The Manager (not the Fund) pays MFS a fee in the annual amount of 0.335% of the Fund's average daily net assets in the Aggregate MFS Funds that MFS manages, plus 0.225% of the Fund's average daily net assets for assets over $350 million that MFS manages in the Aggregate MFS Funds.

     CODES OF ETHICS. The Funds, the Manager and the Subadvisers each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a Fund but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing. The Trust's Board of Trustees reviews the administration of the codes of ethics at least annually and receives certifications from each Subadviser regarding compliance with the codes of ethics annually.

ADMINISTRATION AND SERVICING AGREEMENT

Under an Administration and Servicing Agreement effective August 1, 2001, the Manager is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust reasonably deems necessary for the proper administration of the Funds. IMCO will generally assist in all aspects of the Funds' operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide and maintain an appropriate fidelity bond; process and coordinate purchases and redemptions and coordinate and implement wire transfers in connection therewith; execute orders under any offer of exchange involving concurrent purchases and redemptions of shares of one or more funds in the USAA family of funds; respond to shareholder inquiries; assist in processing shareholder proxy statements, reports, prospectuses, and other shareholder communications; furnish statements and confirms of all account activity; respond to shareholder complaints and other correspondence; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. For these services under the Administration and Servicing Agreement, the Trust has agreed to pay the Manager a fee computed daily and paid monthly, at an annual rate equal to fifteen one-hundredths of one percent (.15%) of the average net assets for each Fund except the Treasury Money Market Trust and one-tenth of one percent (.10%) of the average net assets for the Treasury Money Market Trust. We may also delegate one or more of our responsibilities to others at our expense.

UNDERWRITER

The Trust has an agreement with the Manager for exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. This agreement provides that the Manager will receive no fee or other compensation for such distribution services.

TRANSFER AGENT

The Transfer Agent performs transfer agent services for the Trust under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Trust. For its services under the Transfer Agency Agreement, each Fund pays the Transfer Agent an annual fixed fee of $23 to $25.50 per account. The fee is subject to change at any time.

     The fee to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. In addition, each Fund pays all out-of-pocket expenses of the Transfer Agent and other expenses which are incurred at the specific direction of the Trust.


                               GENERAL INFORMATION


CUSTODIAN

State Street Bank and Trust Company, P.O. Box 1713, Boston, MA 02105, is the Trust's Custodian. The Custodian is responsible for, among other things, safeguarding and controlling the Trust's cash and securities, handling the receipt and delivery of securities, and collecting interest on the Trust's investments. In addition, assets of the Balanced Strategy, Cornerstone Strategy, Emerging Markets, Precious Metals and Minerals, International, and World Growth Funds may be held by certain foreign banks and foreign securities depositories as agents of the Custodian in accordance with the rules and regulations established by the SEC.

COUNSEL

Kirkpatrick & Lockhart LLP, 1800 Massachusetts Ave. NW, 2nd Floor, Washington, DC 20036-1800, will review certain legal matters for the Company in connection with the shares offered by the prospectus.

INDEPENDENT AUDITORS

Ernst & Young LLP, 1900 Frost Bank Tower, 100 West Houston Street, San Antonio, Texas 782505, is the independent auditor for the Funds for the 2003 fiscal year end audits. KPMG LLP, 112 East Pecan, Suite 2400, San Antonio, TX 78205, was the previous independent auditor for the 2002 fiscal year end audits. In these capacities, each firm is responsible for the audits of the annual financial statements of the Funds and reporting thereon.


                         CALCULATION OF PERFORMANCE DATA


Information regarding the total return and yield of each Fund is provided under COULD THE VALUE OF YOUR INVESTMENT IN THE FUND FLUCTUATE? in its prospectus. See VALUATION OF SECURITIES herein for a discussion of the manner in which each Fund's price per share is calculated.

YIELD - TREASURY MONEY MARKET TRUST

When the Treasury Money Market Trust quotes a current annualized yield, it is based on a specified recent seven-calendar-day period. It is computed by (1) determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period; (2) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base return; then (3) multiplying the base period return by 52.14 (365/7). The resulting yield figure is carried to the nearest hundredth of one percent.

     The calculation includes (1) the value of additional shares purchased with dividends on the original share, and dividends declared on both the original share and any such additional shares, and (2) any fees charged to all shareholder accounts, in proportion to the length of the base period and the Trust's average account size.

     The capital changes excluded from the calculation are realized capital gains and losses from the sale of securities and unrealized appreciation and depreciation. The Trust's effective (compounded) yield will be computed by dividing the seven-day annualized yield as defined above by 365, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the result.

     Current and effective yields fluctuate daily and will vary with factors such as interest rates and the quality, length of maturities, and type of investments in the portfolio.

             Yield For 7-day Period ended May 31, 2001, was 4.02%. Effective Yield For 7-day Period ended May 31, 2001, was 4.10%.

YIELD - GROWTH AND TAX STRATEGY FUND AND GNMA TRUST

These Funds may advertise performance in terms of 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                         Yield = 2[((a-b)/(cd)+1)*6 -1]

Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursement) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

The 30-day yields for the period ended May 31, 2001, for the Growth and Tax Strategy Fund, and GNMA Trust were 3.04% and 6.38%, respectively.

TAX-EQUIVALENT YIELD

A tax-exempt mutual fund may provide more "take-home" income than a fully taxable mutual fund after paying taxes. Calculating a "tax-equivalent yield" means converting a tax-exempt yield to a pretax equivalent so that a meaningful comparison can be made between a tax-exempt municipal fund and a fully taxable fund. Because the Growth and Tax Strategy Fund invests a significant percentage of its assets in tax-exempt securities, it may advertise performance in terms of a 30-day tax-equivalent yield.

     To calculate a tax-equivalent yield, an investor must know his federal marginal income tax rate. The tax-equivalent yield for the Growth and Tax Strategy Fund is then computed by dividing that portion of the yield which is tax exempt by the complement of the federal marginal tax rate and adding the product to that portion of the yield which is taxable. The complement, for example, of a federal marginal tax rate of 35.5% is 64.5%, that is (1.00-0.355=0.645).

          Tax-Equivalent Yield = (% Tax-Exempt Income x 30-day Yield/ (1-Federal Marginal Tax Rate)) + (% Taxable Income x 30-day Yield)

     Based on a federal marginal tax rate of 35.5%, the tax-equivalent yield for the Growth and Tax Strategy Fund for the period ended May 31, 2001, was 4.47%.

TOTAL RETURN

The Funds may advertise performance in terms of average annual total return for 1-, 5-, and 10-year periods, or for such lesser periods as any of such Funds have been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P(1 + T)n = ERV

Where:     P  = a hypothetical initial payment of $1,000
           T  = average annual total return
           n  = number of years
       ERV    = ending redeemable value of  a  hypothetical $1,000  payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the year or period

     The calculation assumes any charges are deducted from the initial $1,000 payment and assumes all dividends and distributions by such Fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period and includes all recurring fees that are charged to all shareholder accounts.

                          Average Annual Total Returns
                         For Periods Ended May 31, 2001

                                   1           5          10          From
     FUND                        YEAR        YEARS       YEARS     INCEPTION*

Income Strategy**               5.53%        8.83%        -            8.23%
Growth and Tax Strategy        -5.47%        7.68%        8.96%        8.96%
Balanced Strategy               7.37%       12.24%        -           11.76%
Cornerstone Strategy             .58%        7.61%        9.70%       11.00%
Growth Strategy**             -11.73%        6.08%        -            9.85%
Emerging Markets              -20.19%       -6.97%        -           -3.42%
Precious Metals and Minerals   20.50%      -12.00%        -.76%       -2.22%
International                 -13.84%        4.87%        8.92%        8.36%
World Growth                  -18.83%        6.59%        -            9.77%
GNMA Trust                     12.91%        7.12%        7.22%        7.19%

--------
* Data from inception is shown for Funds that are less than ten years old. Income Strategy, Balanced Strategy, and Growth Strategy Funds commenced operations on September 1, 1995. Growth and Tax Strategy Fund commenced operations on January 11, 1989. Emerging Markets Fund commenced operations on November 7, 1994. International Fund commenced operations on July 11, 1988. World Growth Fund commenced operations on October 1, 1992. GNMA Trust commenced operations on February 1, 1991.

** The Income Strategy merged with the Income Fund, a portfolio of USAA Mutual Fund, Inc., on April 26, 2002, and the Growth Strategy Fund merged with the Cornerstone Strategy Fund on April 26, 2002.


               APPENDIX A - LONG-TERM AND SHORT-TERM DEBT RATINGS


1. LONG-TERM DEBT RATINGS:

MOODY'S INVESTOR SERVICES

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: MOODY'S APPLIES NUMERICAL MODIFIERS 1, 2, AND 3 IN EACH GENERIC RATING CLASSIFICATION. THE MODIFIER 1 INDICATES THAT THE OBLIGATION RANKS IN THE HIGHER END OF ITS GENERIC RATING CATEGORY, THE MODIFIER 2 INDICATES A MID-RANGE RANKING, AND THE MODIFIER 3 INDICATES A RANKING IN THE LOWER END OF THAT GENERIC RATING CATEGORY.

A description of ratings Ba and below assigned to debt obligations by Moody's is included in Appendix A of the Emerging Markets Fund prospectus.

STANDARD & POOR'S RATINGS GROUP

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is VERY STRONG.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still STRONG.

BBB An obligation rated BBB exhibits adequate capacity to pay interest and repay principal. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

PLUS (+) OR MINUS (-): THE RATINGS FROM AA TO BBB MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS SIGN TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.

FITCH RATINGS

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

2. SHORT-TERM DEBT RATINGS:

MOODY'S MUNICIPAL

MIG-1/VMIG1           This designation  denotes  best quality.  There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG2           This   designation  denotes   high  quality.   Margins  of
                      protection are ample although not so large as in the preceding group.

MOODY'S CORPORATE AND GOVERNMENT

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

           o Leading market positions in well-established industries.

           o High rates of return on funds employed.

           o Conservative capitalization structures with moderate reliance on debt and ample asset protection.

           o Broad margins in earning coverage of fixed financial charges and high internal cash generation.

           o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P MUNICIPAL

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2     Satisfactory  capacity  to  pay   principal  and  interest,  with  some
         vulnerability to adverse financial and economic changes over the term of the notes.

S&P CORPORATE AND GOVERNMENT

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit features.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.


                APPENDIX B - COMPARISON OF PORTFOLIO PERFORMANCE


Occasionally, we may make comparisons in advertising and sales literature between the Funds and other comparable funds in the industry. These comparisons may include such topics as risk and reward, investment objectives, investment strategies, and performance.

     Fund performance also may be compared to the performance of broad groups of mutual funds with similar investment goals or unmanaged indexes of comparable securities. Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund. The Fund or its performance may also be compared to products and services not constituting securities subject to registration under the Securities Act of 1933 such as, but not limited to, certificates of deposit and money market accounts. Sources for performance information and articles about the Fund may include but are not restricted to the following:

AAII JOURNAL, a monthly association magazine for members of the American Association of Individual Investors.

ARIZONA REPUBLIC, a newspaper that may cover financial and investment news.

AUSTIN AMERICAN-STATESMAN, a newspaper that may cover financial news.

BARRON'S, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

BUSINESS WEEK, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds.

CDA/WEISENBERGER MUTUAL FUNDS INVESTMENT REPORT, a monthly newsletter that reports on both specific mutual fund companies and the mutual fund industry as a whole.

CHICAGO TRIBUNE, a newspaper that may cover financial news.

CONSUMER REPORTS, a monthly magazine that from time to time reports on companies in the mutual fund industry.

DALLAS MORNING NEWS, a newspaper that may cover financial news.

DENVER POST, a newspaper that may quote financial news.

FINANCIAL PLANNING, a monthly magazine that periodically features companies in the mutual fund industry.

FINANCIAL SERVICES WEEK, a weekly newspaper that covers financial news.

FINANCIAL WORLD, a monthly magazine that periodically features companies in the mutual fund industry.

FORBES,  a  national  business   publication  that   periodically   reports  the
performance of companies in the mutual fund industry.

FORTUNE, a national business publication that periodically rates the performance of a variety of mutual funds.

FUND ACTION, a mutual fund news report.

HOUSTON CHRONICLE, a newspaper that may cover financial news.

INCOME AND SAFETY, a monthly newsletter that rates mutual funds.

INVESTECH, a bimonthly investment newsletter.

INVESTMENT ADVISOR, a monthly publication directed primarily to the advisor community; includes ranking of mutual funds using a proprietary methodology.

INVESTMENT  COMPANY  INSTITUTE,   the  national   association  of  the  American
Investment Company industry.

INVESTOR'S BUSINESS DAILY, a newspaper that covers financial news.

KIPLINGER'S PERSONAL FINANCE MAGAZINE, a monthly investment advisory publication that periodically features the performance of a variety of securities.

LIPPER, A REUTER'S COMPANY, EQUITY FUND PERFORMANCE ANALYSIS, a weekly and monthly publication of industry-wide mutual fund performance averages by type of fund.

LIPPER, A REUTER'S COMPANY, FIXED INCOME FUND PERFORMANCE ANALYSIS, a monthly publication of industry-wide mutual fund performance averages by type of fund.

LOS ANGELES TIMES, a newspaper that may cover financial news.

LOUIS RUKEYSER'S WALL STREET, a publication for investors.

MEDICAL ECONOMICS, a monthly magazine providing information to the medical profession.

MONEY, a monthly magazine that features the performance of both specific funds and the mutual fund industry as a whole.

MONEYLETTER, a biweekly newsletter that covers financial news and from time to time rates specific mutual funds.

MORNINGSTAR 5 STAR INVESTOR, a monthly newsletter that covers financial news and rates mutual funds produced by Morningstar, Inc. (a data service which tracks open-end mutual funds).

MUTUAL FUND FORECASTER, a monthly newsletter that ranks mutual funds.

MUTUAL FUND INVESTING, a newsletter covering mutual funds.

MUTUAL FUND PERFORMANCE REPORT, a monthly publication of industry-wide mutual fund averages produced by Morningstar, Inc.

MUTUAL FUNDS MAGAZINE, a monthly publication reporting on mutual fund investing.

MUTUAL FUND SOURCE BOOK, an annual publication produced by Morningstar, Inc. that describes and rates mutual funds.

MUTUAL  FUND  VALUES,   a  biweekly   guidebook  to  mutual  funds  produced  by
Morningstar, Inc.

NEWSWEEK, a national business weekly.

NEW YORK TIMES, a newspaper that may cover financial news.

NO LOAD FUND INVESTOR, a newsletter covering companies in the mutual fund industry.

ORLANDO SENTINEL, a newspaper that may cover financial news.

PERSONAL INVESTOR, a monthly magazine that from time to time features mutual fund companies and the mutual fund industry.

SAN ANTONIO BUSINESS JOURNAL, a weekly newspaper that periodically covers mutual fund companies as well as financial news.

SAN ANTONIO EXPRESS-NEWS, a newspaper that may cover financial news.

SAN FRANCISCO CHRONICLE, a newspaper that may cover financial news.

SMART MONEY, a monthly magazine featuring news and articles on investing and mutual funds.

USA TODAY, a newspaper that may cover financial news.

U.S. NEWS AND WORLD REPORT, a national business weekly that periodically reports mutual fund performance data.

WALL STREET JOURNAL, a Dow Jones and Company, Inc. newspaper that covers financial news.

WASHINGTON POST, a newspaper that may cover financial news.

WORLD MONITOR, The Christian Science Monitor Monthly.

WORTH, a magazine that covers financial and investment subjects including mutual funds.

YOUR MONEY, a monthly magazine directed towards the novice investor.

     In addition, the Cornerstone Strategy, Growth Strategy, Emerging Markets, Precious Metals and Minerals, International, and World Growth Funds may be cited for performance information and articles in INTERNATIONAL REPORTS, a publication providing insights on world financial markets and economics.

     The Treasury Money Market Trusts may be cited in:

THE BOND BUYER, a daily newspaper that covers bond market news.

MONEY FUND REPORT, a weekly publication of iMoneyNet, Inc. (formerly IBC Financial Data, Inc.) reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically "Taxable First Tier Fund Average."

MONEY MARKET INSIGHT, a monthly money market industry analysis prepared by iMoneyNet, Inc. (formerly IBC Financial Data, Inc.)

     In addition to the sources above, performance of our Funds may also be tracked by Lipper, A Reuter's Company, and Morningstar, Inc. A Fund will be compared to Lipper's or Morningstar's appropriate fund category according to its objective and portfolio holdings. Footnotes in advertisements and other sales literature will include the time period applicable for any rankings used.

     For comparative purposes, unmanaged indexes of comparable securities or economic data may be cited. Examples include the following:

- Bond Buyer Indices, indices of debt of varying maturities including revenue bonds, general obligation bonds, and U.S. Treasury bonds which can be found in THE BOND BUYER.

- Consumer Price Index, a measure of U.S. inflation in prices on consumer goods.

- Financial Times Gold Mines Index, an index that includes gold mining companies if they: a) have sustainable, attributable gold production of at least 300,000 ounces a year; b) draw at least 75% of revenue from mined gold sales; and c) have at least 10% of their capital available to the investing public.

- Ibbotson Associates, Inc., Stocks, Bonds, Bills, and Inflation Yearbook.

- IFC Investable Index (IFCI) and IFC Global Index (IFCG), premier benchmarks for international investors. Both index series cover 25 discrete markets, regional indexes, and a composite index, providing the most accurate representation of the emerging markets universe available.

- Lehman Brothers Inc. GNMA 30 Year Index is an unmanaged index of pass-through securities with an original maturity of 30 years.

- Lehman Brothers Municipal Bond Index, a total return performance benchmark for the long-term investment grade tax-exempt bond market.

- London Gold, a traditional index that prices London gold.

- London Gold PM Fix Price, the evening gold prices as set by London dealers.

- Morgan Stanley Capital International (MSCI) - EAFE Index, an unmanaged index which reflects the movements of stock markets in Europe, Australia, and the Far East by representing a broad selection of domestically listed companies within each market.

- Morgan Stanley Capital International (MSCI) - World Index, an unmanaged index which reflects the movements of world stock markets by representing a broad selection of domestically listed companies within each market.

- NAREIT Equity Index (National Association of Real Estate Investment Trusts, Inc.) a broad-based listing of all tax-qualified REITs (only common shares issued by the REIT) listed on the NYSE, American Stock Exchange, and NASDAQ.

- Philadelphia Gold/Silver Index (XAU), an index representing nine holdings in the gold and silver sector.

- S&P 500 Index, a broad-based composite unmanaged index that represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

- Shearson Lehman Hutton Bond Indices - indices of fixed-rate debt issues rated investment grade or higher which can be found in the BOND MARKET REPORT.

     Other sources for total return and other performance data which may be used by a Fund or by those publications listed previously are Schabaker Investment Management and Investment Company Data, Inc. These are services that collect and compile data on mutual fund companies.

                       APPENDIX C - DOLLAR-COST AVERAGING


Dollar-cost averaging is a systematic investing method, which can be used by investors as a disciplined technique for investing. A fixed amount of money is invested in a security (such as a stock or mutual fund) on a regular basis over a period of time, regardless of whether securities markets are moving up or down.

     This practice reduces average share costs to the investor who acquires more shares in periods of lower securities prices and fewer shares in periods of higher prices.

     While dollar-cost averaging does not assure a profit or protect against loss in declining markets, this investment strategy is an effective way to help calm the effect of fluctuations in the financial markets. Systematic investing involves continuous investment in securities regardless of fluctuating price levels of such securities. Investors should consider their financial ability to continue purchases through periods of low and high price levels.

     As the following chart illustrates, dollar-cost averaging tends to keep the overall cost of shares lower. This example is for illustration only, and different trends would result in different average costs.


===============================================================================
                        HOW DOLLAR-COST AVERAGING WORKS

                     $100 Invested Regularly for 5 Periods
                                  Market Trend
           --------------------------------------------------------------------

                  Down                     Up                     Mixed
           --------------------   ---------------------    --------------------
           Share       Shares     Share        Shares      Share       Shares
Investment Price      Purchased   Price       Purchased    Price      Purchased
           --------------------   ---------------------    --------------------
   $100     $10         10          $6          16.67       $10         10
    100       9         11.1         7          14.29         9         11.1
    100       8         12.5         7          14.29         8         12.5
    100       8         12.5         9          11.1          9         11.1
    100       6         16.67       10          10           10         10
   ----      --         -----       --          -----        --         -----
   $500  ***$41         62.77    ***$39         66.35    ***$46         54.7

          *Avg. Cost:  $ 7.97    *Avg. Cost:   $ 7.54     *Avg. Cost:  $ 9.14
                        -----                   -----                   -----
         **Avg. Price: $ 8.20   **Avg. Price:  $ 7.80    **Avg. Price: $ 9.20
                        -----                   -----                   -----

  * Average Cost is the total amount invested divided by number of shares purchased.
 **  Average  Price  is  the  sum of the  prices  paid  divided  by  number  of purchases.
***  Cumulative total of share prices used to compute average prices.
===============================================================================

                APPENDIX D - USAA FAMILY OF NO-LOAD MUTUAL FUNDS


The USAA Family of no-load mutual funds includes a variety of Funds, each with different objectives and policies. In combination, these Funds are designed to provide you with the opportunity to formulate your own investment program. You may exchange any shares you hold in any one USAA Fund for shares in any other USAA Fund, subject to the limitations described earlier. For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, call us for a prospectus. Read it carefully before you invest. Mutual fund operating expenses apply and continue throughout the life of the Fund.


  -------------------------                       --------------------------
    ASSET ALLOCATION FUNDS                              INDEX FUNDS
  -------------------------                       --------------------------
      Balanced Strategy                           Extended Market Index
    Cornerstone Strategy                           Global Titans Index
   Growth and Tax Strategy                           Nasdaq-100 Index
                                                       S&P 500 Index

  ---------------------                           --------------------------
      EQUITY FUNDS                                  TAX EXEMPT BOND FUNDS
  ---------------------                           --------------------------
      Aggressive Growth                                   Long-Term
      Capital Growth                                 Intermediate-Term
      Emerging Markets                                   Short-Term
     First Start Growth                               State Bond/Income
 Precious Metals and Minerals
          Growth
       Growth & Income                            --------------------------
       Income Stock                                  TAXABLE BOND FUNDS
       International                              --------------------------
    Science & Technology                                     GNMA
      Small Cap Stock                              High-Yield Opportunities
           Value                                            Income
       World Growth                                  Intermediate-Term Bond
                                                         Short-Term Bond

                                                   ---------------------------
                                                        MONEY MARKET FUNDS
                                                   ---------------------------
                                                          Money Market
                                                     Tax Exempt Money Market
                                                   Treasury Money Market Trust
                                                        State Money Market



FOREIGN   INVESTING  IS  SUBJECT  TO   ADDITIONAL   RISKS,   SUCH  AS  CURRENCY
FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES.

CALIFORNIA, FLORIDA, NEW YORK, AND VIRGINIA FUNDS ARE OFFERED ONLY TO RESIDENTS OF THOSE STATES.

THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES.

"WILSHIRE 4500" IS A TRADEMARK AND "WILSHIRE" IS A SERVICE MARK OF WILSHIRE ASSOCIATES INCORPORATED AND HAVE BEEN SUBLICENSED FOR OUR USE. THE USAA
EXTENDED MARKET INDEX FUND IS NOT SPONSORED, SOLD, OR PROMOTED BY WILSHIRE ASSOCIATES INCORPORATED OR ANY OF ITS SUBSIDIARIES OR AFFILIATES, AND MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUND.

"DOW JONES" AND "DOW JONES GLOBAL TITANS 50 INDEXSM" ARE SERVICE MARKS OF DOW JONES & COMPANY, INC. AND HAVE BEEN LICENSED FOR OUR USE. THE USAA GLOBAL TITANS INDEX FUND IS NOT SPONSORED, SOLD, OR PROMOTED BY DOW JONES AND DOW JONES MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUND.

NASDAQ-100(R), NASDAQ-100 INDEX(R), AND NASDAQ(R) ARE TRADE OR SERVICE MARKS OF THE NASDAQ STOCK MARKET, INC. (WHICH WITH ITS AFFILIATES ARE THE "CORPORATIONS") AND HAVE BEEN LICENSED FOR OUR USE. THE USAA NASDAQ-100 INDEX FUND IS NOT SPONSORED, SOLD, OR PROMOTED BY THE CORPORATIONS AND THE CORPORATIONS MAKE NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUND. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

S&P(R) IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC., AND HAS BEEN LICENSED FOR USE. THE PRODUCT IS NOT SPONSORED, SOLD, OR PROMOTED BY STANDARD & POOR'S, AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE PRODUCT.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.


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